To be filed with the U.S. Securities and Exchange Commission on August 30, 2001
                                               Securities Act File No. 333-56881
                                        Investment Company Act File No. 811-8817
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

             Registration Statement Under The Securities Act of 1933
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 10                     [X]

                                     and/or

         Registration Statement Under The Investment Company Act of 1940
                                Amendment No. 12                             [X]

                        (Check appropriate box or boxes)


                              PILGRIM EQUITY TRUST
                 (Exact Name of Registrant Specified in Charter)


                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)


                                 (800) 992-0180
              (Registrant's Telephone Number, Including Area Code)


       James M. Hennessy, Esq.                           With copies to:
     ING Pilgrim Investments, LLC                       Jeff Puretz, Esq.
    7337 E. Doubletree Ranch Road                            Dechert
        Scottsdale, AZ 85258                           1775 Eye St. N.W.
(Name and Address of Agent for Service)                Washington, DC 20006

                                   ----------

 It is proposed that this filing will become effective (check appropriate box):

              [ ] Immediately upon filing pursuant to paragraph (b)
              [ ] on (date) pursuant to paragraph (b)
              [ ] 60 days after filing pursuant to paragraph (a)(1)
              [ ] on (date) pursuant to paragraph (a)(1)
              [X] 75 days after filing pursuant to paragraph (a)(2)
              [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

              [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                              PILGRIM EQUITY TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*    Cover Sheet
*    Contents of Registration Statement
*    Explanatory Note
*    Pilgrim Biotechnology Fund Class A, B and C Prospectus
*    Pilgrim Biotechnology Fund Class Q Prospectus
*    SAI
*    Part C
*    Signature Page
*    Exhibit Index
*    Establishment and Designation of Additional Series

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 10 to the Registration Statement (the "Amendment") on Form N-1A for Pilgrim Equity Trust (the "Registrant") incorporates by reference the Registrant's Equity, Class Q, and Class I Prospectuses dated May 1, 2001 (filed pursuant to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A on April 30, 2001), and Class A, B, C and Class Q Prospectus for the Principal Protection Fund dated July 3, 2001 as well as the Principal Protection Fund's Statement of Additional Information dated July 3, 2001 (filed pursuant to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A on July 3, 2001). This Amendment is being filed in reliance on Rule 485(a) for the purpose of adding a new series, the Pilgrim Biotechnology Fund.

Prospectus

November __, 2001                                     Pilgrim Biotechnology Fund

Classes A, B, and C





                                                                         [PHOTO]




This prospectus contains important information about investing in the Pilgrim Biotechnology Fund. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Fund will achieve its objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                              [LOGO] ING PILGRIM

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC] OBJECTIVE

These pages contain a description of the Pilgrim Biotechnology Fund (Fund), including the Fund's objective, investment strategy and risks.

[GRAPHIC] INVESTMENT STRATEGY

You'll also find:

[GRAPHIC] RISKS

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in the Fund.

[GRAPHIC] HOW THE FUND HAS PERFORMED

An Introduction to the Fund                                                    1
Pilgrim Biotechnology Fund                                                     2


What You Pay to Invest                                                         4
Shareholder Guide                                                              5
Management of the Fund                                                        12
Dividends, Distributions and Taxes                                            14
More Information About Risks                                                  15
Where To Go For More Information                                      Back cover

                                                          AN INTRODUCTION TO THE
                                                      PILGRIM BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending upon the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with the Fund. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Fund, please call your financial consultant or us at 1-800-992-0180.


This prospectus is designed to help you make informed decisions about your investment. Please read it carefully.

THE PILGRIM BIOTECHNOLOGY FUND MAY SUIT YOU IF YOU:

     *    are seeking capital appreciation

     *    are investing for the long-term -- at least several years

     *    are willing to accept higher risk in exchange for long-term growth


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Pilgrim Biotechnology Fund   1

                                                    Adviser
                                                    ING Pilgrim Investments, LLC
                                                    Sub-Adviser
PILGRIM BIOTECHNOLOGY FUND                          AW Advisors, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal market conditions, the Fund will invest 80% of its total assets in equity securities and equity equivalent securities of biotechnology companies. For this Fund, biotechnology companies may include, but are not limited to, the following: (i) companies principally engaged in the research, discovery, design, development, manufacture, distribution or sale of biotechnology products, services or processes; (ii) companies that benefit directly or indirectly from biotechnological products, services or processes; (iii) companies that render services primarily to biotechnology companies; and (iv) companies that produce, sell or market products or services related to biotechnological products or services. For example, the Fund may invest in companies, among others, involved with genomics, genetic engineering, gene therapy, health care, pharmaceuticals, agriculture, chemicals, medicine, or surgery.

The Fund employs an active management strategy. The Sub-Adviser utilizes a proprietary quantitative model designed to identify stocks within the biotechnology sector based on several factors, including demand, volatility, capitalization and price. The Sub-Adviser then uses fundamental analysis to adjust the portfolio, by over-weighting:

* companies the Sub-Adviser believes are undervalued and poised for growth, because there has been little or no analyst coverage of the company and very limited recognition in the market;

* companies the Sub-Adviser believes are undervalued in comparison to companies within the same market and product sector; and

* companies the Sub-Adviser believes have superior long-term or short-term prospects.

The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or other warrants. The Fund may invest in large-cap, mid-cap, or small-cap companies. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities (i.e., rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corporation or of comparable quality if not rated). Although the Fund normally will invest in securities of U.S. companies, the Fund may invest in foreign securities.

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources and more limited product and market diversification, and many are dependent on a few key managers.

Biotechnology Industry Concentration -- concentration of investments in the biotechnology sector carries greater risk than broadly diversified investments. Individual biotechnology companies will be affected by governmental regulation, product liability, patent considerations, rapid technological change and product obsolescence, and intense competition. Many biotechnology companies are small with products still in the research and discovery stage, and only a limited number have reached the point of approval of their products by the U.S. Food and Drug Administration (FDA) and subsequent commercial production and distribution of such products. These companies may experience persistent losses during a new product's transition from development to production, and revenue patterns may be erratic. In comparison to that of more-developed sectors, the market for securities of biotechnology companies may be thinly traded. The prices of the securities of these companies may display extreme volatility and react negatively to unfavorable research and development results, regulatory changes, or market conditions.

Market Trends -- from time to time, the stock market may not favor growth securities in which the Fund invests, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. These factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Inability to Sell Securities -- securities of biotechnology companies may trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Portfolio Turnover -- A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

2 Pilgrim Biotechnology Fund

                                                      PILGRIM BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

Since the Pilgrim Biotechnology Fund has not yet commenced operations, there is no performance information included in this Prospectus.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    Pilgrim Biotechnology Fund 3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for the Fund.

Fees You Pay Directly
                                                 Class A      Class B    Class C
                                                 -------      -------    -------
Maximum sales charge on your investment
  (as a % of offering price) %                    5.75(1)      none       none
Maximum deferred sales charge (as a % of
  purchase or sales price, whichever is less)     none(2)      5.00(3)   1.00(4)

(1)  Reduced for purchases of $50,000 and over. Please see page 6.
(2) A contingent deferred sales charge of no more than 1% can be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 6.
(3) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 6.
(4)  Imposed upon redemption within 1 year from purchase. Please see page 6.

Operating Expenses Paid Each Year by the Fund(1)
(as a % of average net assets)

                            Distribution                               Total
                            and Service                 Fund          Waivers
               Management     (12b-1)        Other    Operating         and              Net
Class            Fee(2)        Fees        Expenses    Expenses   Reimbursements(3)   Expenses
-----            ------        ----        --------    --------   -----------------   --------
Class A    %      1.25         0.25          0.50        2.00           --              2.00
Class B    %      1.25         1.00          0.50        2.75           --              2.75
Class C    %      1.25         1.00          0.50        2.75           --              2.75

(1) These tables show the estimated operating expenses for the Fund by class as a ratio of expenses to average daily net assets. Because the Fund is new, "Other Expenses", shown above, are estimated.
(2) The management fee may increase or decrease by 0.50% based on the Fund's investment performance. This "performance fee" will accrue daily but will not be paid until after one full year of operations.
(3) ING Pilgrim Investments, LLC has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years. The expense limit will continue through at least May 31, 2002. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.

Examples

The examples that follow are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, you reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that these are only estimates -- actual expenses and performance may vary.

Class              1 year          3 years
-----              ------          -------
Class A     $        766            1,166

                   If you sell your shares         If you don't sell your shares
                   -----------------------         -----------------------------
Class              1 year          3 years          1 year               3 years
-----              ------          -------          ------               -------
Class B     $        778            1,253             278                  853
Class C     $        378              853             278                  853

4 What You Pay to Invest

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

PILGRIM PURCHASE OPTIONS(TM)

You may select from up to three separate classes of shares: Class A, Class B, and Class C.

Class A

*    Front-end sales charge, as described on the next page.
*    Distribution and service (12b-1) fees of 0.25%.

Class B

*    No front-end sales charge; all your money goes to work for you right away.
*    Distribution and service (12b-1) fees of 1%.
*    A contingent deferred sales charge (CDSC), as described on the next page.
* Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

*    No front-end sales charge; all your money goes to work for you right away.
*    Distribution and service (12b-1) fees of 1%.
*    A 1% CDSC on shares sold within one year of purchase.
* No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge and the CDSC charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares exceeding $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which class of shares is right for you with your investment professional.

Distribution and Shareholder Service Fees

To pay for the cost of promoting the Fund and servicing your shareholder account, each class of the Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                             Shareholder Guide 5

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

Class A

Class A shares of the Fund are sold subject to the following sales charge:

                                          As a %
                                          of the         As a % of
                                         offering           net
Your Investment                            price        asset value
---------------                            -----        -----------
Less than $50,000                          5.75            6.10
$50,000 - $99,999                          4.50            4.71
$100,000 - $249,999                        3.50            3.63
$250,000 - $499,999                        2.50            2.56
$500,000 - $1,000,000                      2.00            2.04
$1,000,000 and over                             See below

Investments of $1 Million or More. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                      Period during which
    Your Investment                         CDSC         CDSC applies
    ---------------                         ----         ------------
$1,000,000 - $2,499,999                     1.00%          2 years
$2,500,000 - $4,999,999                     0.50%          1 year
$5,000,000 and over                         0.25%          1 year


Class B and Class C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

Class B Deferred Sales Charge

                                          CDSC on shares
Years after purchase                        being sold
--------------------                        ----------
1st year                                       5%
2nd year                                       4%
3rd year                                       3%
4th year                                       3%
5th year                                       2%
6th year                                       1%
After 6th year                                none

Class C Deferred Sales Charge

                                          CDSC on shares
Years after purchase                        being sold
--------------------                        ----------
1st year                                       1%
After 1st year                                none

                                                             6 Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

Sales Charge Reductions and Waivers

Reduced Sales Charges. You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

* Letter of Intent -- lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once.

* Rights of Accumulation -- lets you add the value of shares of any open-end Pilgrim Fund (excluding the Pilgrim Money Market Fund, ING Pilgrim Money Market Fund and Lexington Money Market Trust) you already own to the amount of your next purchase for purposes of calculating the sales charge.

* Combination Privilege -- shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or the Shareholder Servicing Agent for more information.

CDSC Waivers. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

* Redemptions following the death or permanent disability of a shareholder, if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

* For Class B Shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

*    Mandatory distributions from a tax-deferred retirement plan or an IRA.

* If you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Servicing Agent.

Reinstatement Privilege. If you sell Class B or Class C shares of the Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Servicing Agent. Consult the SAI for more information.

Sales Charge Waivers. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent, or see the SAI.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                             Shareholder Guide 7

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

The minimum initial investment amounts for the Fund are as follows:

*    Non-retirement accounts: $1,000

*    Retirement accounts: $250

* Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month

The minimum additional investment is $100.

Make your investment using the table on the right.

The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. The Fund reserves the right to waive minimum investment amounts. The Fund reserves the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

Retirement Plans

The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust -- Kansas City (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

                         Initial                    Additional
    Method             Investment                   Investment
    ------             ----------                   ----------
By Contacting      An investment
Your               professional with an
Investment         authorized firm
Professional       can help you establish
                   and maintain your
                   account.

By Mail            Visit or consult an           Visit or consult an
                   investment                    investment
                   professional. Make            professional. Fill out
                   your check payable            the Account
                   to the Pilgrim Funds          Additions form
                   and mail it, along            included on the
                   with a completed              bottom of your
                   Application. Please           account statement
                   indicate your                 along with your
                   investment                    check payable to the
                   professional on the           Fund and mail them
                   New Account                   to the address on the
                   Application.                  account statement.
                                                 Remember to write
                                                 your account number
                                                 on the check.

By Wire            Call the ING Pilgrim          Wire the funds in the
                   Operations                    same manner
                   Department at (800)           described under
                   336-3436 to obtain            "Initial Investment."
                   an account number
                   and indicate your
                   investment
                   professional on the
                   account.

                   Instruct your bank to
                   wire funds to the
                   Fund in the care of:
                   State Street Bank
                   and Trust Company
                   ABA #101003621
                   Kansas City, MO
                   credit to: __________
                   (the Fund) A/C #751-8315;
                   for further credit
                   to:  ___________________
                   Shareholder
                   A/C #__________________
                   (A/C # you received over
                   the telephone)
                   Shareholder Name:
                   ________________________
                   (Your Name Here)

                   After wiring funds you
                   must complete the Account
                   Application and send it to:
                   Pilgrim Funds
                   P.O. Box 219368
                   Kansas City, MO
                   64121-9368

8 Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, the Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $10,000.

*    Minimum withdrawal amount is $100.

*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent or see the Account Application or the SAI.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

         Method                             Procedures
         ------                             ----------
By Contacting Your        You may redeem by contacting your
Investment Professional   investment professional. Investment
                          professionals may charge for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                          Pilgrim Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368

                          If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --           You may redeem shares by telephone on
Expedited Redemption      all accounts other than retirement
                          accounts, unless you check the box on the Account
                          Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call the Shareholder Servicing Agent at (800)
                          992-0180.

                          Receiving Proceeds By Check:

                          You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.

                          Receiving Proceeds By Wire:

                          You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

               [GRAPHIC]  If you have any questions, please call 1-800-992-0180.

                                                             Shareholder Guide 9

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

Net Asset Value

The net asset value (NAV) per share for each class of the Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Fund does not price shares, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

Price of Shares

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

Telephone Orders

The Fund and its transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange shares of the Fund for shares of the same class of any other Pilgrim Fund, except for Lexington Money Market Trust and Pilgrim Corporate Leaders Trust Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. You should review the prospectus of the Fund you intend to exchange into before exchanging your shares.

If you exchange into Pilgrim Senior Income Fund, your ability to sell or liquidate your investment will be limited. Pilgrim Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's share will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make quarterly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one quarter. You also would not have liquidity between these quarterly repurchase dates. Investors exercising the exchange privilege with Pilgrim Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Pilgrim Senior Income Fund prospectus or any other Pilgrim Fund prospectus by calling (800) 992-0180.

10 Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Fund is intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC on Exchanges to Pilgrim Senior Income Fund

You are not required to pay an applicable CDSC upon an exchange from the Fund into the Pilgrim Senior Income Fund. However, if you exchange into Pilgrim Senior Income Fund and subsequently offer your common shares for repurchase by the Fund, the original CDSC will apply from the Fund. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.

Systematic Exchange Privilege

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

Small Accounts

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at Net Asset Value (NAV), the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

Account Access

Unless your shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your acount information over the internet at www.pilgrimfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative you may call the toll-free number listed above and select Option 2.

Privacy Policy

You may review the Fund's policy concerning investor privacy over the internet at www.pilgrimfunds.com, or you may obtain a copy of the policy by calling (800) 992-0810 and selecting Option 1.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                            Shareholder Guide 11

MANAGEMENT OF THE FUND                                   ADVISER AND SUB-ADVISER
--------------------------------------------------------------------------------

ING Pilgrim Investments, LLC. (ING Pilgrim) a Delaware limited liability company, serves as the investment adviser to the Fund and has the overall responsibility for its management. ING Pilgrim provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser with the SEC. ING Pilgrim is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

As of September 30, 2001, ING Pilgrim managed over $___ billion in assets.

ING Pilgrim's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

ING Pilgrim receives a monthly fee for its services. As described more fully below, the Fund has agreed to pay a performance-based advisory fee (Fulcrum
Fee), so that if the Fund's performance is greater than that of the NASDAQ Biotechnology Index (Index) the management fee is higher, and if it is less then that of the Index, the management fee is lower. The management fee may increase or decrease by 0.50% based on the Fund's investment performance.

AW Advisors, LLC

ING Pilgrim has engaged AW Advisors, LLC, a Delaware limited liability company (AW Advisors), to serve as the investment sub-adviser to the Fund. Organized in 2001, AW Advisors is registered as an investment adviser with the SEC. Although a newly-formed organization, the principal members and investment personnel have experience in asset management through Acqua Wellington Asset Management LLC (Acqua Wellington), and through former employers. As of September 30, 2001, AW Advisors, LLC had $___ million in assets under management.

AW Advisors' principal address is 500 N. Franklin Turnpike, Ramsey, NJ 07446.

The following individuals share responsibility for the day-to-day management of the Fund:

Mr. Harrichand Persaud, with 18 years' investment experience, is a Managing Director of AW Advisors. In 1994, Mr. Persaud joined the Bear Stearns International Equity Group where he implemented a portfolio of quantitative trading strategies in Europe and the Far East. Mr. Persaud also represented Bear Stearns in a joint venture with Deutsche Bank in the development of the CountryBasket Exchange Traded Fund Project. In 1997, Mr. Persaud left Bear Stearns to become an independent adviser to hedge funds and portfolio managers on the implementation of quantitative investment strategies in both domestic and international markets. In December 2000, Mr. Persaud joined Acqua Wellington.

Mr. Gerald Gaffney, with 18 years' investment experience, is Vice President -- Analytics at AW Advisors. Mr. Gaffney has over 17 years of experience in the capital markets, during which he managed U.S. and international proprietary equity portfolios for firms ranging from boutique investment firms to Bear Stearns. Before joining AW Advisors, Mr. Gaffney acted as an investment manager of a proprietary U.S. risk arbitrage portfolio at Carlin Financial Group. At Bear Stearns, where he was Vice President in the Options department from April 1994 to October 1996, Mr. Gaffney co-managed a market-neutral portfolio of hedged Japanese convertible bonds, warrants, and deriviatives. The portfolio ranged in value from approximately $200 to $600 million.

The Sub-Adviser has established an advisory committee in order to provide information of a general nature regarding the Biotechnology industry to the Sub-Adviser. The following individuals will serve on the advisory committee:

Mr. Kalman Schoor, with 6 years' investment experience, is a Partner and Chief Strategist of Acqua Wellington. Prior to co-founding Acqua Wellington, Mr. Schoor was a co-founder of the Equity Structured Finance Group of HSBC Bank Canada and was employed as its Senior Financial Engineer. As such, he developed HSBC Securities' Equity Structured Finance portfolio, which consisted of a range of structured equity products. Prior to moving to HSBC Bank Canada, Mr. Schoor was an analyst at HSBC James Capel New York in 1995, working on proprietary investment portfolios. Before joining HSBC James Capel in 1995, Mr. Schoor worked as a consultant developing financial software packages for small businesses.

12 Management of the Fund

ADVISER AND SUB-ADVISER                                   MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Mr. Isser Elishis, with 10 years' investment experience, is a Managing Partner and Chief Investment Officer of Acqua Wellington. Prior to founding Acqua Wellington, Mr. Elishis was the founder and head of the Equity Structured Finance Group of HSBC Bank Canada in Toronto. Mr. Elishis was affiliated with HSBC Bank Canada from 1997 to 1999. At HSBC, Mr. Elishis structured over $5 billion of structured investment in over 250 transactions. From November 1994 to March 1997, Mr. Elishis managed an international proprietary investment portfolio for HSBC Securities in New York.

The Fund has agreed to pay a performance-based advisory fee so that if the Fund's performance is greater than that of the Index, the advisory fee is higher, and if it is less than that of the Index, the advisory fee is lower. The management fee may increase or decrease by 0.50% based on the Fund's investment performance. This "performance fee" will accrue daily but not be paid until after one full year of operations.

The Fund's performance-based fee is made up of two components: a base advisory fee of 1.25% of the Fund's average daily net assets and a performance adjustment. Under the Fund's Advisory Agreement, the Fund will pay the entire advisory fee to ING Pilgrim. ING Pilgrim will retain a fixed amount of 0.625% of the base advisory fee and will, in turn, pay the remainder of the base advisory fee (0.625%), as adjusted by the performance adjustment, to AW Advisors. If the performance of Class A shares of the Fund is up to 2 percentage points higher or lower than the performance of the Index, there is no performance adjustment. If the performance of Class A shares exceeds the performance of the Index by more than 2 percentage points, the sub-advisory fee can increase by up to 0.50% and if the performance of Class A shares lags behind the performance of the Index by more than 2 percentage points, the sub-advisory fee could decrease by up to 0.50% as shown on the following schedule:

                                                               Performance
   Annual % Point Difference                                Adjustment Payable
   Between Class A Shares of       Annual Base Advisory     to AW Advisors, LLC     Annual Total Advisory
Pilgrim Biotechnology Fund and        Fee (as a % of        (as a % of average         Fee (as a % of
    NASDAQ Biotech Index*           average net assets)        net assets)           average net assets)
    ---------------------           -------------------        -----------           -------------------
       5.01 or better                     1.25%                  0.500%                    1.750%
       4.01 to 5.00                       1.25%                  0.375%                    1.625%
       3.01 to 4.00                       1.25%                  0.250%                    1.500%
       2.01 to 3.00                       1.25%                  0.125%                    1.375%
       2.00 to -2.00                      1.25%                  0.000%                    1.250%
      -2.01 to 3.00                       1.25%                 -0.125%                    1.125%
      -3.01 to 4.00                       1.25%                 -0.250%                    1.000%
      -4.01 to 5.00                       1.25%                 -0.375%                    0.875%
      -5.00 or worse                      1.25%                 -0.500%                    0.750%

----------
* Measured over the performance period which, beginning twelve months after the Fund has commenced operations, will be a rolling 12 month period ending with the most recent calendar month. Since the performance adjustment is based on the comparative performance of Class A shares against the Index, the controlling factor is not whether the performance of Class A shares is up or down, but whether that performance is up or down more than or less than that of the Index. In addition, the relative performance of Class A shares against the Index is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Management of the Fund 13

DIVIDENDS/TAXES                               DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Dividends

The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends, if any, monthly. Distributions are normally expected to consist of ordinary income. The Fund distributes capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B and C of the Fund invested in another Pilgrim Fund which offers the same class shares.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

14 Dividends, Distributions and Taxes

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely determined by the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Fund invests in these securities or uses these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of the Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

Principal Risks

Investments in Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends.

The Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Inability to Sell Securities. Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

Convertible Securities. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 More Information About Risks 15

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Portfolio Turnover. The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

Investments in Small- and Mid-Capitalization Companies. The Fund may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Concentration. The Fund may "concentrate" (for purposes of the Investment Company of 1940, as amended) its assets in securities related to the Biotechnology sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Other Risks

Emerging Markets Investments. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

U.S. Government Securities. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the U.S. Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Restricted and Illiquid Securities. The Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Temporary Defensive Strategies. When the Adviser or Sub-Adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve capital appreciation.

Repurchase Agreements. The Fund may enter into repurchase agreements, which involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Lending Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 331|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of

16 More Information About Risks

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. The Fund may borrow for leverage or for temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase the Fund's yield; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. The Fund may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Pairing-Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Percentage and Rating Limitations Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 More Information About Risks 17

WHERE TO GO FOR MORE INFORMATION

You'll find more information about the Pilgrim Funds in our:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

The Pilgrim Funds
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

Pilgrim Equity Trust                                 811-8817
  Pilgrim Biotechnology Fund

[LOGO] ING PILGRIM                                         USEQPROS110501-110501

Prospectus

November __, 2001                                     Pilgrim Biotechnology Fund

Class Q




                                                                         [PHOTO]




This prospectus contains important information about investing in the Class Q shares of the Pilgrim Biotechnology Fund. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Fund will achieve its objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                              [LOGO] ING PILGRIM

                                                                 WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC] OBJECTIVE

These pages contain a description of the Pilgrim Biotechnology Fund (Fund), including the Fund's objective, investment strategy and risks.

[GRAPHIC] INVESTMENT STRATEGY

You'll also find:

[GRAPHIC] RISKS

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in the Fund.


HOW THE FUND HAS PERFORMED

An Introduction to the Fund                                                   1
Pilgrim Biotechnology Fund                                                    2

What You Pay to Invest                                                        4
Shareholder Guide                                                             5
Management of the Fund                                                        9
Dividends, Distributions and Taxes                                           11
More Information About Risks                                                 12
Where To Go For More Information                                     Back cover

                                                         AN INTRODUCTION TO THE
                                                      PILGRIM BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with the Fund. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.

If you have any questions about the Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.

This prospectus is designed to help you make informed decisions about your investments. Please read it carefully.

THE PILGRIM BIOTECHNOLOGY FUND MAY SUIT YOU IF YOU:

     * are seeking capital appreciation
     * are investing for the long-term -- at least several years
     * are willing to accept higher risk in exchange for long-term growth


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    Adviser
                                                    ING Pilgrim Investments, LLC
                                                    Sub-Adviser
PILGRIM BIOTECHNOLOGY FUND                          AW Advisors, LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

Under normal market conditions, the Fund will invest 80% of its total assets in equity securities and equity equivalent securities of biotechnology companies. For this Fund, biotechnology companies may include, but are not limited to, the following: (i) companies principally engaged in the research, discovery, design, development, manufacture, distribution or sale of biotechnology products, services or processes; (ii) companies that benefit directly or indirectly from biotechnological products, services or processes; (iii) companies that render services primarily to biotechnology companies; and (iv) companies that produce, sell or market products or services related to biotechnological products or services. For example, the Fund may invest in companies, among others, involved with genomics, genetic engineering, gene therapy, health care, pharmaceuticals, agriculture, chemicals, medicine, or surgery.

The Fund employs an active management strategy. The Sub-Adviser utilizes a proprietary quantitative model designed to identify stocks within the biotechnology sector based on several factors, including demand, volatility, capitalization and price. The Sub-Adviser then uses fundamental analysis to adjust the portfolio, by over-weighting:

* companies the Sub-Adviser believes are undervalued and poised for growth, because there has been little or no analyst coverage of the company and very limited recognition in the market;

* companies the Sub-Adviser believes are undervalued in comparison to companies within the same market and product sector; and

* companies the Sub-Adviser believes have superior long-term or short-term prospects.

The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or other warrants. The Fund may invest in large-cap, mid-cap, or small-cap companies. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities (i.e., rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corporation or of comparable quality if not rated). Although the Fund normally will invest in securities of U.S. companies, the Fund may invest in foreign securities.


The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources and more limited product and market diversification, and many are dependent on a few key managers.

Biotechnology Industry Concentration -- concentration of investments in the biotechnology sector carries greater risk than broadly diversified investments. Individual biotechnology companies will be affected by governmental regulation, product liability, patent considerations, rapid technological change and product obsolescence, and intense competition. Many biotechnology companies are small with products still in the research and discovery stage, and only a limited number have reached the point of approval of their products by the U.S. Food and Drug Administration (FDA) and subsequent commercial production and distribution of such products. These companies may experience persistent losses during a new product's transition from development to production, and revenue patterns may be erratic. In comparison to that of more-developed sectors, the market for securities of biotechnology companies may be thinly traded. The prices of the securities of these companies may display extreme volatility and react negatively to unfavorable research and development results, regulatory changes, or market conditions.

Market Trends -- from time to time, the stock market may not favor growth securities in which the Fund invests, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. These factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Inability to Sell Securities -- securities of biotechnology companies may trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Portfolio Turnover -- A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

2 Pilgrim Biotechnology Fund

                                                     PILGRIM BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

Since the Pilgrim Biotechnology Fund has not yet commenced operations, there is no performance information included in this Prospectus.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    Pilgrim Biotechnology Fund 3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The table below shows the fees and expenses for Class Q shares of the Fund.

Fees You Pay Directly
                                                                 Class Q
                                                                 -------
Maximum sales charge on your investment
(as a % of offering price)                                         none

Maximum deferred sales charge
(as a % of purchase or sales price,
whichever is less)                                                 none

  Operating Expenses Paid Each Year by the Fund(1)
           (as a % of average net assets)

                                                               Total
                                                               Fund          Waivers
                           Management   Service     Other    Operating         and             Net
 Class                       Fee(2)       Fees    Expenses    Expenses   Reimbursements(3)   Expenses
 -----                       ------       ----    --------    --------   -----------------   --------
Class Q        %               1.25        0.25      0.50        2.00           --              2.00

----------
(1) This table shows the estimated operating expenses for Class Q shares of the Fund as a ratio of expenses to average daily net assets. Because the Fund is new, Other Expenses, shown above, are estimated.
(2) The management fee may increase or decrease by 0.50% based on the Fund's investment performance. This "performance fee" will accrue daily but will not be paid until after one full year of operations.
(3) ING Pilgrim Investments, LLC has entered into a written expense limitation agreements with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years. The expense limit will continue through at least May 31, 2002. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.

Examples

The examples that follow are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class Q

Class                              1 year     3 years     5 years     10 years
-----                              ------     -------     -------     --------
Class Q              $               203        627         1078        2327


4 What You Pay to Invest

                                                                     SHAREHOLDER
HOW TO PURCHASE SHARES                                                     GUIDE
--------------------------------------------------------------------------------

Purchase of Shares

Class Q Shares are offered at net asset value without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. The Distributor may waive these minimums from time to time. The Fund also offers Class A, B and C shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share classes by calling (800) 992-0180.

The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING Pilgrim reserves the right to waive minimum investment amounts. The Fund reserves the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

All other purchasers may purchase shares by the methods outlined in the table on the right.

Distribution and Shareholder Service Fees

To pay for the cost of servicing your shareholder account, the Fund has adopted a Rule 12b-1 plan for Class Q shares, which requires fees to be paid out of the assets of the class. The Fund pays a service fee at an annual rate of 0.25% of the average daily net assets of the Class Q shares of the Fund.

Retirement Plans

You may invest in the Fund through various retirement plans, including IRAs, Simplified Employee Plan (SEP) IRAs, Roth IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial consultant or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser. For further information, contact the Shareholder Servicing Agent at (800) 992-0180.

                                Initial                    Additional
   Method                     Investment                   Investment
   ------                     ----------                   ----------
By Contacting            A financial consultant        Visit or consult a
Your Financial           with an authorized            financial consultant.
Consultant               firm can help you
                         establish and maintain
                         your account.

By Mail                  Visit or speak with a         Fill out the Account
                         financial consultant.         Additions form
                         Make your check               included on the
                         payable to the                bottom of your
                         Pilgrim Funds and             account statement
                         mail it, along with a         along with your
                         completed                     check payable to the
                         Application. Please           Fund and mail them
                         indicate your                 to the address on the
                         investment                    account statement.
                         professional on the           Remember to write
                         New Account                   your account number
                         Application.                  on the check.

By Wire                  Call the ING Pilgrim          Wire the funds in the
                         Operations                    same manner
                         Department at (800)           described under
                         336-3436 to obtain            "Initial Investment."
                         an account number
                         and indicate your
                         investment
                         professional on the
                         account.

                         Instruct your bank to
                         wire funds to the
                         Fund in the care of:

                         State Street
                         Bank and Trust
                         Kansas City
                         ABA #101003621
                         Kansas City, MO
                         credit  to:
                         ___________________
                         (the Fund)
                         A/C #751-8315; for
                         further credit to:
                         Shareholder
                         A/C #______________
                         (A/C # you received
                         over the telephone)
                         Shareholder Name:
                         ___________________
                         (Your Name Here)

                         After wiring funds
                         you must complete
                         the Account
                         Application and send
                         it to:

                         Pilgrim Funds
                         P.O. Box 219368
                         Kansas City, MO
                         64121-9368

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                             Shareholder Guide 5

SHAREHOLDER
GUIDE                                                       HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

All other shareholders may redeem shares by the methods outlined in the table on the right.

Under unusual circumstances, the Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $250,000.

*    Minimum withdrawal amount is $1,000.

*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the SAI.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

      Method                            Procedures
      ------                            ----------
By Contacting Your            You may redeem by contacting your financial
Financial Consultant          consultant who may charge for their services in
                              connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                              Pilgrim Funds
                              P.O. Box 219368
                              Kansas City, MO 64121-9368

                              If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --               You may redeem shares by telephone on all accounts
Expedited Redemption          other than retirement accounts, unless you check
                              the box on the Account Application which signifies that you do not wish to use telephone redemptions.
                              To redeem by telephone, call the Shareholder
                              Servicing Agent at (800) 992-0180.

                              Receiving Proceeds By Check:

                              You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.

                              Receiving Proceeds By Wire:

                              You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

6 Shareholder Guide

                                                                     SHAREHOLDER
TRANSACTION POLICIES                                                       GUIDE
--------------------------------------------------------------------------------

Net Asset Value

The net asset value (NAV) per share for Class Q shares of the Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of Class Q shares of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Fund does not price shares, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

Price of Shares

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

Telephone Orders

The Fund and its transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange Class Q shares of the Fund for Class Q shares of the same class of any other Pilgrim Fund that offers Class Q shares. The total value of shares being exchanged must at least equal the minimum investment reported for Class Q shares of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, or otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Serving Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. You should review the prospectus of the Fund you intend to exchange into before exchanging your shares.

If you exchange into Pilgrim Senior Income Fund, your ability to sell or liquidate your investment will be limited. Pilgrim Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's share will develop, so you will not be able to sell them through a broker or other

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                             Shareholder Guide 7

SHAREHOLDER
GUIDE                                                       TRANSACTION POLICIES
--------------------------------------------------------------------------------

investment professional. To provide a measure of liquidity, the fund will normally make quarterly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one quarter. You also would not have liquidity between these quarterly repurchase dates. Investors exercising the exchange privilege with Pilgrim Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Pilgrim Senior Income Fund prospectus or any other Pilgrim Fund prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

Systematic Exchange Privilege

You may elect to have a specified dollar amount of Class Q shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in Class Q shares of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

Small Accounts (Non-Retirement Only)

If you draw down a non-retirement account so that its total value is less than the Fund minimum, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance.

Account Access

Unless your Pilgrim shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.pilgrimfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative you may call the toll-free number listed above and select Option 2.

Privacy Policy

You may review the Fund's policy concerning investor privacy over the Internet at www.pilgrimfunds.com, or you may obtain a copy of the policy by calling (800) 992-0180 and selecting Option 1.

8 Shareholder Guide

                                                                     MANAGEMENT
ADVISER AND SUB-ADVISER                                              OF THE FUND
--------------------------------------------------------------------------------

ING Pilgrim Investments, LLC. (ING Pilgrim) a Delaware limited liability company, serves as the investment adviser to the Fund and has the overall responsibility for its management. ING Pilgrim provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser with the SEC. ING Pilgrim is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

As of September 30, 2001, ING Pilgrim managed over $ billion in assets.

ING Pilgrim's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

ING Pilgrim receives a monthly fee for its services. As described more fully below, the Fund has agreed to pay a performance-based advisory fee (Fulcrum
Fee), so that if the Fund's performance is greater than that of the NASDAQ Biotechnology Index (Index) the management fee is higher, and if it is less then that of the Index, the management fee is lower. The management fee may increase or decrease by 0.50% based on the Fund's investment performance.

AW Advisors, LLC

ING Pilgrim has engaged AW Advisors, LLC, a Delaware limited liability company (AW Advisors), to serve as the investment sub-adviser to the Fund. Organized in 2001, AW Advisors is registered as an investment adviser with the SEC. Although a newly-formed organization, the principal members and investment personnel have experience in asset management through Acqua Wellington Asset Management LLC (Acqua Wellington), and through former employers. As of September 30, 2001, AW Advisors, LLC had $___ million in assets under management.

AW Advisors' principal address is 500 N. Franklin Turnpike, Ramsey, NJ 07446.

The following individuals share responsibility for the day-to-day management of the Fund:

Mr. Harrichand Persaud, with 18 years' investment experience, is a Managing Director of AW Advisors. In 1994, Mr. Persaud joined the Bear Stearns International Equity Group where he implemented a portfolio of quantitative trading strategies in Europe and the Far East. Mr. Persaud also represented Bear Stearns in a joint venture with Deutsche Bank in the development of the CountryBasket Exchange Traded Fund Project. In 1997, Mr. Persaud left Bear Stearns to become an independent adviser to hedge funds and portfolio managers on the implementation of quantitative investment strategies in both domestic and international markets. In December 2000, Mr. Persaud joined Acqua Wellington.

Mr. Gerald Gaffney, with 18 years' investment experience, is Vice President -- Analytics at AW Advisors. Mr. Gaffney has over 17 years of experience in the capital markets, during which he managed U.S. and international proprietary equity portfolios for firms ranging from boutique investment firms to Bear Stearns. Before joining AW Advisors, Mr. Gaffney acted as an investment manager of a proprietary U.S. risk arbitrage portfolio at Carlin Financial Group. At Bear Stearns, where he was Vice President in the Options department from April 1994 to October 1996, Mr. Gaffney co-managed a market-neutral portfolio of hedged Japanese convertible bonds, warrants, and deriviatives. The portfolio ranged in value from approximately $200 to $600 million.

The Sub-Adviser has established an advisory committee in order to provide information of a general nature regarding the Biotechnology industry to the Sub-Adviser. The following individuals will serve on the advisory committee:

Mr. Kalman Schoor, with 6 years' investment experience, is a Partner and Chief Strategist of Acqua Wellington. Prior to co-founding Acqua Wellington, Mr. Schoor was a co-founder of the Equity Structured Finance Group of HSBC Bank Canada and was employed as its Senior Financial Engineer. As such, he developed HSBC Securities' Equity Structured Finance portfolio, which consisted of a range of structured equity products. Prior to moving to HSBC Bank Canada, Mr. Schoor was an analyst at HSBC James Capel New York in 1995, working on proprietary investment portfolios. Before joining HSBC James Capel in 1995, Mr. Schoor worked as a consultant developing financial software packages for small businesses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        Management of the Fund 9

MANAGEMENT
OF THE FUND                                              ADVISER AND SUB-ADVISER
--------------------------------------------------------------------------------

Mr. Isser Elishis, with 10 years' investment experience, is a Managing Partner and Chief Investment Officer of Acqua Wellington. Prior to founding Acqua Wellington, Mr. Elishis was the founder and head of the Equity Structured Finance Group of HSBC Bank Canada in Toronto. Mr. Elishis was affiliated with HSBC Bank Canada from 1997 to 1999. At HSBC, Mr. Elishis structured over $5 billion of structured investment in over 250 transactions. From November 1994 to March 1997, Mr. Elishis managed an international proprietary investment portfolio for HSBC Securities in New York.

The Fund has agreed to pay a performance-based advisory fee so that if the Fund's performance is greater than that of the Index, the advisory fee is higher, and if it is less than that of the Index, the advisory fee is lower. The management fee may increase or decrease by 0.50% based on the Fund's investment performance. This "performance fee" will accrue daily but not be paid until after one full year of operations.

The Fund's performance-based fee is made up of two components: a base advisory fee of 1.25% of the Fund's average daily net assets and a performance adjustment. Under the Fund's Advisory Agreement, the Fund will pay the entire advisory fee to ING Pilgrim. ING Pilgrim will retain a fixed amount of 0.625% of the base advisory fee and will, in turn, pay the remainder of the base advisory fee (0.625%), as adjusted by the performance adjustment, to AW Advisors. If the performance of Class A shares of the Fund is up to 2 percentage points higher or lower than the performance of the Index, there is no performance adjustment. If the performance of Class A shares exceeds the performance of the Index by more than 2 percentage points, the sub-advisory fee can increase by up to 0.50% and if the performance of Class A shares lags behind the performance of the Index by more than 2 percentage points, the sub-advisory fee could decrease by up to 0.50% as shown on the following schedule:

                                                               Performance
   Annual % Point Difference                                Adjustment Payable
   Between Class A Shares of       Annual Base Advisory     to AW Advisors, LLC     Annual Total Advisory
Pilgrim Biotechnology Fund and        Fee (as a % of        (as a % of average         Fee (as a % of
    NASDAQ Biotech Index*           average net assets)        net assets)           average net assets)
    ---------------------           -------------------        -----------           -------------------
       5.01 or better                     1.25%                  0.500%                    1.750%
       4.01 to 5.00                       1.25%                  0.375%                    1.625%
       3.01 to 4.00                       1.25%                  0.250%                    1.500%
       2.01 to 3.00                       1.25%                  0.125%                    1.375%
       2.00 to -2.00                      1.25%                  0.000%                    1.250%
      -2.01 to 3.00                       1.25%                 -0.125%                    1.125%
      -3.01 to 4.00                       1.25%                 -0.250%                    1.000%
      -4.01 to 5.00                       1.25%                 -0.375%                    0.875%
      -5.00 or worse                      1.25%                 -0.500%                    0.750%

----------
* Measured over the performance period which, beginning twelve months after the Fund has commenced operations, will be a rolling 12 month period ending with the most recent calendar month. Since the performance adjustment is based on the comparative performance of Class A shares against the Index, the controlling factor is not whether the performance of Class A shares is up or down, but whether that performance is up or down more than or less than that of the Index. In addition, the relative performance of Class A shares against the Index is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time.

10 Management of the Fund

                                                                      DIVIDENDS,
                                                                   DISTRIBUTIONS
DIVIDENDS/TAXES                                                        AND TAXES
--------------------------------------------------------------------------------

Dividends

The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends, if any, monthly. Distributions are expected normally to consisting ordinary income. The Fund distributes capital gains, if any, annually.

Dividend Reinvestment

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class Q shares of the Fund invested in another Pilgrim Fund which offers Class Q shares.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information ("SAI") for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Dividends, Distributions and Taxes 11

MORE
INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Fund invests in these securities or uses these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of the Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

Principal Risks

Investments in Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends.

The Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure of securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Inability to Sell Securities. Some securities usually trade in lower volume and may be less liquid than securities of large, established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

Convertible Securities. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in

12 More Information About Risks

                                                                            MORE
                                                                     INFORMATION
                                                                     ABOUT RISKS
--------------------------------------------------------------------------------

part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Investments in Small- and Mid-Capitalization Companies. The Fund may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resouces, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erractic market movements than securities of larger, more established growth companies or the market averages in general.

Concentration. The Fund may "concentrate" (for purposes of the Investment Company of 1940, as amended) its assets in securities related to the Biotechnology sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Portfolio Turnover. The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

Other Risks

Emerging Markets Investments. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

U.S. Government Securities. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the U.S. Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Restricted and Illiquid Securities. The Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Temporary Defensive Strategies. When the Adviser or Sub-Adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve capital appreciation.

Repurchase Agreements. The Fund may enter into repurchase agreements, which involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Lending Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 331|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 More Information About Risks 13

MORE
INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. The Fund may borrow for leverage or for temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase the Fund's yield; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. The Fund may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Pairing-Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Percentage and Rating Limitations Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

14 More Information About Risks

WHERE TO GO FOR MORE INFORMATION

You'll find more information about the Pilgrim Funds in our:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

The Pilgrim Funds
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

Pilgrim Equity Trust                              811-8817
  Pilgrim Biotechnology Fund

[LOGO] ING PILGRIM                                        QUSEQPROS110501-110501

                         GRAPHICS DESCRIPTION APPENDIX


The cover of the prospectuses has an image of a globe showing the North American Continent. The ING Pilgrim Logo which is a lion at rest between the words ING and Pilgrim appears at the bottom of the outside front cover.

There are four icon sized graphics used throughout the prospectus as follows:

1. In the sections describing the objective of the Funds, the graphic icon is that of a dart in the bullseye of a target.

2. In the sections describing the investment strategy of the Funds, the graphic icon is that of a compass pointing due north.

3. In the sections describing the risks of the Funds, the graphic icon is that of an old fashioned scale tilting heavy on the left side.

4. In the sections describing the performance history of the Funds, the graphic icon is that of a stack of US currency bills.

5. On the bottom footer of every odd numbered page (right hand page), the graphic icon is that of a telephone by the 800 number of the fund to call for information.

                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180

                                November __, 2001

                      PILGRIM FINANCIAL SERVICES FUND, INC.
                         Pilgrim Financial Services Fund

                              PILGRIM EQUITY TRUST
                        Pilgrim MidCap Opportunities Fund
                           Pilgrim Biotechnology Fund

                               PILGRIM FUNDS TRUST
                        Pilgrim Tax Efficient Equity Fund
                              Pilgrim Internet Fund

                      PILGRIM GROWTH AND INCOME FUND, INC.
                         Pilgrim Growth and Income Fund

                        PILGRIM GROWTH OPPORTUNITIES FUND
                        Pilgrim Growth Opportunities Fund

                         PILGRIM INVESTMENT FUNDS, INC.
                              Pilgrim MagnaCap Fund

                             PILGRIM MAYFLOWER TRUST
                           Pilgrim Growth + Value Fund
                      Pilgrim Research Enhanced Index Fund

                              PILGRIM MUTUAL FUNDS
                          Pilgrim LargeCap Growth Fund
                           Pilgrim MidCap Growth Fund
                          Pilgrim SmallCap Growth Fund
                            Pilgrim Convertible Fund
                              Pilgrim Balanced Fund

                       PILGRIM SMALLCAP OPPORTUNITIES FUND
                       Pilgrim SmallCap Opportunities Fund


     This Statement of Additional Information ("SAI") relates to each series (each a "Fund" and collectively, the "Pilgrim Funds") of each Registrant (each a "Company"). A Prospectus or Prospectuses (the "Prospectus") for the Pilgrim Funds (except the Pilgrim Biotechnology Fund ("Biotechnology Fund")), dated October 1, 2001, and a Prospectus for the Biotechnology Fund, dated November 5, 2001, which provide the basic information you should know before investing in the Pilgrim Funds, may be obtained without charge from the Pilgrim Funds or the Pilgrim Funds' Principal Underwriter, ING Pilgrim Securities, Inc., at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectus, dated October 1, 2001, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). "). In addition, the financial statements from the Pilgrim Funds' Annual Reports dated May 31, 2001 are incorporated herein by reference. Copies of the Annual or Semi-Annual Reports may be obtained without charge by contacting the Pilgrim Funds at the address and phone number written above.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

HISTORY OF THE PILGRIM FUNDS.............................................    1

MANAGEMENT OF THE PILGRIM FUNDS..........................................    3

EXPENSE LIMITATION AGREEMENTS............................................   17

RULE 12b-1 PLANS.........................................................   19

SUPPLEMENTAL DESCRIPTION OF INVESTMENTS..................................   25

INVESTMENT RESTRICTIONS..................................................   69

INVESTMENT RESTRICTIONS - BIOTECHNOLOGY FUND.............................   82

PORTFOLIO TRANSACTIONS...................................................   84

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................   87

DETERMINATION OF SHARE PRICE.............................................   95

SHAREHOLDER INFORMATION..................................................   96

SHAREHOLDER SERVICES AND PRIVILEGES......................................   97

DISTRIBUTIONS............................................................  100

TAX CONSIDERATIONS.......................................................  100

CALCULATION OF PERFORMANCE DATA..........................................  107

PERFORMANCE COMPARISONS..................................................  109

GENERAL INFORMATION......................................................  113

FINANCIAL STATEMENTS.....................................................  115

                          HISTORY OF THE PILGRIM FUNDS

PILGRIM FINANCIAL SERVICES FUND, INC.

     Pilgrim Financial Services Fund, Inc. ("Financial Services Fund") is a Maryland corporation registered as an open-end, diversified management investment company. Financial Services Fund was organized in November 1985 and changed its name from "Pilgrim Regional BankShares, Inc." to "Pilgrim America Bank and Thrift Fund, Inc." in April, 1996. The Fund operated as a closed-end fund prior to October 17, 1997. On October 16, 1997, shareholders approved open-ending the Fund, and since October 17, 1997, the Fund has operated as an open-end fund. On November 16, 1998, the name of the Fund was changed to "Pilgrim Bank and Thrift Fund." On May 22, 2001, the name of the Fund was changed to "Pilgrim Financial Services Fund."

PILGRIM EQUITY TRUST

     Pilgrim Equity Trust ("Equity Trust") is a Massachusetts business trust registered as an open-end, diversified management investment company. Equity Trust was organized in June of 1998. The Company currently consists of three separate diversified investment funds, each with its own investment objective and policies. On November 1, 1999, the name of Equity Trust was changed from the "Northstar Equity Trust," and MidCap Opportunities Fund was changed from "Northstar Mid-Cap Growth Fund."

PILGRIM FUNDS TRUST

     Pilgrim Funds Trust is a Delaware business trust registered as an open-end, diversified management investment company. Pilgrim Funds Trust was organized on July 30, 1998. The Company currently consists of 12 separate diversified investment funds, each with its own investment objective and policies.

     On February 28, 2001, the name of the Trust was changed from "ING Funds Trust" to "Pilgrim Funds Trust," and the names of ING Tax Efficient Equity and ING Internet Fund were changed to Pilgrim Tax Efficient Equity Fund and Pilgrim Internet Fund, respectively.

PILGRIM GROWTH AND INCOME FUND, INC.

     Pilgrim Growth and Income Fund, Inc. ("Growth and Income Fund") is a Maryland corporation registered as an open-end, diversified management investment company. Growth and Income Fund was organized in April 1991. The Fund was originally organized as a New Jersey corporation on February 11, 1959. On July 26, 2000, the name of Growth and Income Fund was changed from "Lexington Growth and Income Fund, Inc."

PILGRIM GROWTH OPPORTUNITIES FUND

     Pilgrim Growth Opportunities Fund ("Growth Opportunities Fund") is a Massachusetts business trust registered as an open-end, diversified management investment company. Growth Opportunities Fund was organized in 1986. On November 1, 1999, the name of Growth Opportunities Fund was changed from "Northstar Growth Fund" (formerly Advantage Growth Fund).

PILGRIM INVESTMENT FUNDS, INC.

     Pilgrim Investment Funds, Inc. ("Investment Funds") is a Maryland corporation registered as an open-end, diversified management investment company. Investment Funds was organized in July 1969. The Company currently consists of two separate diversified investment funds, each with its own investment objective and policy: Pilgrim MagnaCap Fund ("MagnaCap Fund") and Pilgrim High Yield Fund ("High Yield Fund").

     On July 14, 1995, the name of Investments Funds' was changed from "Pilgrim Investment Funds, Inc." to "Pilgrim America Investment Funds, Inc.," MagnaCap Fund's name was changed from "Pilgrim MagnaCap Fund" to "Pilgrim America MagnaCap Fund." On November 16, 1998, the name of the Investments Funds became "Pilgrim Investment Funds, Inc.," and the name of MagnaCap Fund became "Pilgrim MagnaCap Fund."

PILGRIM MAYFLOWER TRUST

     Pilgrim Mayflower Trust ("Mayflower Trust") is a Massachusetts business trust registered as an open-end, management investment company. The Company currently consists of three separate diversified investment funds, each with its own investment objective and policies. The Mayflower Trust was organized in 1993. Pilgrim Growth + Value Fund ("Growth + Value Fund") was organized in 1996. Pilgrim Research Enhanced Index Fund ("Research Enhanced Index Fund") was organized in 1998.

     On November 1, 1999, the name of Mayflower Trust was changed from "Northstar Trust" (formerly Northstar Advantage Trust), and the names of the Northstar Growth + Value Fund and Northstar Research Enhanced Index Fund were changed to Pilgrim Growth + Value Fund and Pilgrim Research Enhanced Index Fund, respectively.

PILGRIM MUTUAL FUNDS

     Pilgrim Mutual Funds ("Mutual Funds") is a Delaware business trust registered as an open-end, diversified management investment company. The Trust was organized in 1992. Prior to a reorganization of the Trust, which became effective on July 24, 1998 (the "Reorganization"), the Trust offered Shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust
(the "Master Trust"). The Reorganization eliminated this two-tiered "master-feeder" structure.

     On  March   15,   1999,   the  name  of  the   Trust   was   changed   from
"Nicholas-Applegate Mutual Funds," and the name of each Fund (except the Pilgrim Money Market Fund) was changed as follows:

OLD NAME                                          NEW NAME
--------                                          --------
Nicholas-Applegate Large Cap Growth Fund          Pilgrim Large Cap Growth Fund
Nicholas-Applegate Mid Cap Growth Fund            Pilgrim Mid Cap Growth Fund
Nicholas-Applegate Small Cap Growth Fund          Pilgrim Small Cap Growth Fund
Nicholas-Applegate Convertible Fund               Pilgrim Convertible Fund
Nicholas-Applegate Balanced Growth Fund           Pilgrim Balanced Fund

   On May 24, 1999, the names of the following Funds were changed as follows:

OLD NAME                                          NEW NAME
--------                                          --------
Pilgrim Large Cap Growth Fund                     Pilgrim LargeCap Growth Fund
Pilgrim Mid Cap Growth Fund                       Pilgrim MidCap Growth Fund
Pilgrim Small Cap Growth Fund                     Pilgrim SmallCap Growth Fund

PILGRIM SMALLCAP OPPORTUNITIES FUND

     Pilgrim SmallCap Opportunities Fund ("SmallCap Opportunities Fund") is a Massachusetts business trust registered as an open-end, diversified management investment company. SmallCap Opportunities Fund was organized in 1986. On
November 1, 1999, the name of SmallCap Opportunities Fund was changed from "Northstar Special Fund" (formerly Advantage Special Fund).

                         MANAGEMENT OF THE PILGRIM FUNDS

BOARD OF DIRECTORS/TRUSTEES

     Each Company is managed by its Board Directors/Trustees. The Directors/Trustees ("Trustees" and "Directors" are used interchangeably in this SAI) and officers of the Companies are listed below. An asterisk (*) has been placed next to the name of each Director/Trustee who is an "interested person," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of that person's affiliation with the Companies, or the Companies' investment adviser, ING Pilgrim Investments, LLC (the "Investment Adviser"). Unless otherwise noted, the mailing address of the Directors/Trustees and officers is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The Board of Directors/Trustees governs each Fund and is responsible for protecting the interests of shareholders. The Directors/Trustees are experienced executives who oversee the Pilgrim Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

     Set forth below is information regarding the Directors/Trustees of the Pilgrim Funds. (Ms. Baldwin is not a Director/Trustee of the Pilgrim Funds, but rather serves as a member of its Advisory Board.)

Mary A. Baldwin, Ph.D. (Age 61) Advisory Board Member. Realtor, Coldwell Banker Success Realty (formerly, The Prudential Arizona Realty) for more than the last five years. Ms. Baldwin is also President, United States Olympic Committee
(since December 2000) and was formerly Vice President, United States Olympic Committee (November 1996 - December 2000), and Treasurer, United States Olympic Committee (November 1992 - November 1996). Ms. Baldwin is a member of the Advisory Board of each of the Pilgrim Funds managed by the Investment Adviser.

Paul S. Doherty. (Age 66) Director. President, of Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Mr. Doherty was formerly a Director of Tambrands, Inc. (1993 - 1998). Mr. Doherty is a Director/Trustee of each of the Pilgrim Funds managed by the Investment Manger.

Alan L. Gosule. (Age 60) Director. Partner of Clifford Chance Rogers & Wells, LLP, Attorneys (since 1991). Mr. Gosule is a Director of F.L. Putnam Investment Management Co., Inc., Simpson Housing Limited Partnership, Home Properties of New York, Inc., and Colonnade Partners. Mr. Gosule is a Director/Trustee of each of the Pilgrim Funds managed by the Investment Adviser.

Walter H.  May.  (Age 64)  Director.  Retired.  Mr.  May was  formerly  Managing
Director and Director of Marketing for Piper Jaffray, Inc., an investment banking/underwriting firm. Mr. May is a Director/Trustee of each of the Pilgrim Funds managed by the Investment Adviser.

*Thomas J. McInerney. (Age 44) Director. General Manager and Chief Executive Officer of ING U.S. Worksite Financial Services (since December 2000). Mr. McInerney was formerly President of Aetna Financial Services (August 1997 - December 2000), head of National Accounts and Core Sales and Marketing for Aetna U.S. Healthcare (April 1996-March 1997), head of Corporate Strategies for Aetna Inc. (July 1995 - April 1996), and held a variety of line and corporate staff positions since 1978. Mr. McInerney is a member of the Board National Commission on Retirement Policy, the Governor's Council on Economics Competitiveness and Technology of Connecticut, the Board of Directors of the Connecticut Business & Industry Association, the Board of Trustees of The Bushnell, the Board for The Connecticut Forum, and the Board of the MetroHartford Chamber of Commerce, and is Chairman of Concerned Citizens for Effective Government. Effective February 26, 2001, Mr. McInerney became a Director of each of the Pilgrim Funds managed by the Investment Adviser. Mr. McInerney is a Director of Aeltus Investment Management, Inc.

Jock Patton. (Age 55) Director. Private Investor. Director of Hypercom Corporation (since January 1999), and JDA Software Group, Inc. (since January
1999). Mr. Patton is also a Director of Buick of Scottsdale, Inc., National Airlines, Inc., BG Associates, Inc., BK Entertainment, Inc., Arizona Rotorcraft, Inc. and Director and Chief Executive Officer of Rainbow Multimedia Group, Inc. Mr. Patton was formerly Director of Stuart Entertainment, Inc., Director of Artisoft, Inc. (August 1994 - July 1998), and President and co-owner of
StockVal, Inc. (April 1993 - June 1997). Mr. Patton is a Director/Trustee of each of the Pilgrim Funds managed by the Investment Adviser.

David W.C. Putnam. (Age 61) Director. President and Director of F.L. Putnam Securities Company, Inc. and its affiliates. Mr. Putnam is Director of Anchor Investment Trust, the Principled Equity Market Trust and Progressive Capital Accumulation Trust. Mr. Putnam was formerly Director of Trust Realty Corp. and Bow Ridge Mining Co. Mr. Putnam is a Director/Trustee of each of the Pilgrim Funds managed by the Investment Adviser.

Blaine E. Rieke. (Age 67) Director. General Partner of Huntington Partners, an investment partnership (1997 - present). Mr. Rieke was formerly Chairman and Chief Executive Officer of Firstar Trust Company (1973 - 1996). Mr. Rieke was the Chairman of the Board and a Trustee of each of the ING Funds. Effective February 26, 2001, Mr. Rieke became a Director/Trustee of each of the Pilgrim Funds managed by the Investment Adviser.

*John G. Turner. (Age 61) Chairman. Trustee and Vice Chairman of ING Americas. Mr. Turner was formerly Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (1993-2000); Chairman of ReliaStar United Services Life Insurance Company and ReliaStar Life Insurance Company of New York (since 1995); Chairman of Northern Life Insurance Company (since 1992); Chairman and Director/Trustee of the Northstar affiliated investment companies (since October 1993). Mr. Turner was formerly Director of Northstar Investment Management Corporation and affiliates (1993-1999);
President of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (1989-1991) and President and Chief Operating Officer of ReliaStar Life Insurance Company (1986-1991). Mr. Turner is a Director/Trustee and Chairman of each of the Pilgrim Funds managed by the Investment Adviser. Note: Mr. Turner is now a Director of Aeltus Investment Management, Inc.

Richard A. Wedemeyer. (Age 64) Director. Vice President of The Channel Corporation, an importer of specialty alloy aluminum products (1996 - present). Mr. Wedemeyer was formerly Vice President of Performance Advantage, Inc. (1992 -
1996), and Vice President, Operations and Administration, of Jim Henson Productions (1979 - 1997). Mr. Wedemeyer is a trustee of the First Choice Funds. Mr. Wedemeyer was a trustee of each of the ING Funds. Effective February 26, 2001, Mr. Wedemeyer became a Director/Trustee of each of the Pilgrim Funds managed by the Investment Adviser.

     Each Fund pays each Director/Trustee who is not an interested person, and Advisory Board Member Ms. Baldwin, a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Mssrs. Patton and May, as lead directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Adviser for which the Directors serve in common as Directors/Trustees (and, in the case of Mary A. Baldwin, Pilgrim Funds for which she serves as a member of the Advisory Board). As Advisory Board Members to the Lexington International Funds, Mssrs. Chadha and McCosh receive $15,000 annually plus reasonable travel expenses.

COMPENSATION OF DIRECTORS/TRUSTEES

     The following table sets forth information regarding compensation of Directors/Trustees by each Company and other funds managed by the Investment Advisers for the year ended October 31, 2001. (This period was chosen because the Pilgrim Funds have varying fiscal year ends.) Officers of the Companies and Directors/Trustees who are interested persons of the Companies do not receive any compensation from the Fund or any other funds managed by the Investment Adviser. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Directors/Trustees served during that fiscal year.

                             [TABLE TO BE PROVIDED]

OFFICERS

     Unless otherwise noted, the mailing address of the officers is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258. The following individuals serve as officers for each Fund:

James M. Hennessy. (Age 51) President, Chief Executive Officer and Chief Operating Officer. President and Chief Executive Officer of each of the Pilgrim Funds (since February 2001); Chief Operating Officer of each of the Pilgrim Funds (since July 2000); Director of ING Pilgrim Group, LLC, ING Pilgrim Investments, LLC, ING Pilgrim Securities, Inc., ING Pilgrim Capital Corporation, LLC, ING Lexington Management Corporation, Lexington Funds Distributor, Inc., Market Systems Research Advisors, Inc., Market Systems Research, Inc., Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000); and President and Chief Executive Officer of ING Pilgrim Investments, LLC, ING Pilgrim Group, LLC, ING Pilgrim Capital Corporation, LLC, ING Lexington Management Corporation, Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000). Formerly Senior Executive Vice President (June 2000 - December 2000) and Secretary (April 1995 - December 2000), ING Pilgrim Capital Corporation, ING Pilgrim Group, Inc., ING Pilgrim Investments, Inc., ING
Lexington Management Corporation, Express America T.C. Corporation, EAMC Liquidation Corp.; Senior Executive Vice President (July 2000 - February 2001) and Secretary (April 1995 - February 2001) of each of the Pilgrim Funds; Executive Vice President, Pilgrim Capital Corporation and its affiliates (May 1998 - June 2000) and Senior Vice President, Pilgrim Capital and its affiliates (April 1995 - April 1998).

Stanley D. Vyner. (Age 50) Executive Vice President and Chief Investment Officer
- Fixed Income and International Equities. Executive Vice President of most of the Pilgrim Funds (since July 1996). Formerly, President and Chief Executive Officer of Pilgrim Investments (August 1996-August 2000).

Mary Lisanti. (Age 44) Executive Vice President and Chief Investment Officer - Domestic Equities. Executive Vice President of the Pilgrim Funds (since May
1998). Formerly Portfolio Manger, Strong Capital Management; and Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp. (1993-1996).

Michael J. Roland. (Age 42) Senior Vice President and Principal Financial Officer. Senior Vice President and Chief Financial Officer, ING Pilgrim Group, LLC, ING Pilgrim Investments, LLC, and ING Pilgrim Securities, Inc. (since June
1998); Senior Vice President and Principal Financial Officer of each of the other Pilgrim Funds. He served in same capacity from January, 1995 - April, 1997. Formerly, Chief Financial Officer of Endeaver Group (April 1997 to June
1998).

Robert S. Naka. (Age 37) Senior Vice President and Assistant Secretary. Senior Vice President, ING Pilgrim Investments, LLC (since November 1999) and ING Pilgrim Group, LLC (since August 1999); Senior Vice President and Assistant Secretary of each of the other Pilgrim Funds. Formerly Vice President, ING Pilgrim Investments, Inc. (April 1997 - October 1999), ING Pilgrim Group, Inc. (February 1997 - August 1999) and Assistant Vice President, ING Pilgrim Group, Inc. (August 1995-February 1997).

Robyn L. Ichilov. (Age 33) Vice President and Treasurer. Vice President, ING Pilgrim Investments, LLC (since August 1997); Accounting Manager (since November
1995); Vice President and Treasurer of most of the Pilgrim Funds.

Kimberly A. Anderson. (Age 36) Vice President and Secretary. Vice President of ING Pilgrim Group, LLC (since January 2001) and Vice President and Secretary of each of the Pilgrim Funds (since February 2001). Formerly Assistant Vice President and Assistant Secretary of each of the Pilgrim Funds (August 1999-February 2001) and Assistant Vice President of ING Pilgrim Group, Inc. (November 1999-January 2001). Ms. Anderson has held various other positions with ING Pilgrim Group, Inc. for more than the last five years.

     In addition to the above listed officers, the following individuals also serve as officers for the indicated Fund:

FINANCIAL SERVICES FUND

Steven Rayner. (Age 34) Vice President and Co-Portfolio Manager. Vice President of ING Pilgrim Investments, LLC and Pilgrim Financial Services Fund (since January 2001). Formerly Assistant Vice President of ING Pilgrim Investments, Inc. (February 1998 - January 2001). Mr. Rayner has held various other positions with ING Pilgrim Investments, Inc. since June 1995.

Robert Kloss. (Age 45) Vice President and Co-Portfolio Manager. Vice President of ING Pilgrim Investments, LLC and Pilgrim Financial Services Fund (since January 2001). Mr. Kloss has held various other positions with ING Pilgrim Investments, Inc. for the last five years.

EQUITY TRUST

Mary Lisanti. (Age 44) Executive Vice President and Senior Portfolio Manager. Executive Vice President and Chief Investment Adviser-Equities, ING Pilgrim Investments, LLC (since November 1999). Formerly Sub-Adviser, Strong Capital Management (September 1996 - May 1998); Managing Director and Sub-Adviser, Banker Trust Corporation (March 1993 - August 1996).

GROWTH AND INCOME FUND

Alan H. Wapnick. (Age 55) Senior Vice President and Senior Portfolio Manager. Senior Vice President, ING Pilgrim Investments, LLC (since July 2000). Formerly, Senior Vice President and Senior Portfolio Adviser at Lexington Management Corporation; Equity Analyst with Merrill Lynch, J.W. Seligman, Dean Witter and Union Carbide Corporation.

GROWTH OPPORTUNITIES FUND

Mary Lisanti. (Age 44) Executive Vice President and Senior Portfolio Manager. Executive Vice President and Chief Investment Adviser-Equities, ING Pilgrim Investments, LLC (since November 1999). Formerly Sub-Adviser, Strong Capital Management (September 1996 - May 1998); Managing Director and Sub-Adviser, Banker Trust Corporation (March 1993 - August 1996).

INVESTMENT FUNDS

G. David Underwood. (Age 51) Senior Vice President and Senior Portfolio Manager. Senior Vice President, ING Pilgrim Investments, LLC (since January 2000). Formerly Vice President, ING Pilgrim Investments, Inc. (December 1996 - December
2000); Director of Funds Management, First Interstate Capital Management (January 1995 - November 1996); Vice President, Director of Research and Adviser of Investment Products, Integra Trust Company (1993 - January 1995).

Edwin Schriver. (Age 55) Senior Vice President and Senior Portfolio Manager. Senior Vice President, ING Pilgrim Investments, LLC (since November 1999). Formerly, Senior High Yield Analyst for Dreyfus Corporation (from April 1998 to November 1999); President of Cresent City Research (from July 1993 to April
1998).

MAYFLOWER TRUST

Mary Lisanti. (Age 44) Executive Vice President and Senior Portfolio Manager. Executive Vice President and Chief Investment Adviser-Equities, ING Pilgrim Investments, LLC (since November 1999). Formerly Sub-Adviser, Strong Capital Management (September 1996 - May 1998); Managing Director and Sub-Adviser, Banker Trust Corporation (March 1993 - August 1996).

Edwin Schriver. (Age 55) Senior Vice President and Senior Portfolio Manager. Senior Vice President, ING Pilgrim Investments, LLC (since November 1999). Formerly, Senior High Yield Analyst for Dreyfus Corporation (from April 1998 to November 1999); President of Cresent City Research (from July 1993 to April
1998).

PILGRIM MUTUAL FUNDS

G. David Underwood. (Age 51) Senior Vice President and Senior Portfolio Manager. Senior Vice President, ING Pilgrim Investments, LLC (since January 2000). Formerly Vice President, ING Pilgrim Investments, Inc. (December 1996 - December
2000); Director of Funds Management, First Interstate Capital Management (January 1995 - November 1996); Vice President, Director of Research and Adviser of Investment Products, Integra Trust Company (1993 - January 1995).

Edwin Schriver. (Age 55) Senior Vice President and Senior Portfolio Manager. Senior Vice President, ING Pilgrim Investments, LLC (since November 1999). Formerly, Senior High Yield Analyst for Dreyfus Corporation (from April 1998 to November 1999); President of Cresent City Research (from July 1993 to April
1998).

Robert K. Kinsey. (Age 42) Vice President and Portfolio Manager. Vice President, ING Pilgrim Investments, LLC (since March 1999). Formerly Vice President and Fixed Income Sub-Adviser, Federated Investors (January 1995 - March 1999);
Principal and  Sub-Adviser,  Harris  Investment  Management (July 1992 - January
1995).

SMALLCAP OPPORTUNITIES FUND

Mary Lisanti. (Age 44) Executive Vice President and Senior Portfolio Manager. Executive Vice President and Chief Investment Adviser-Equities, ING Pilgrim Investments, LLC (since November 1999). Formerly Sub-Adviser, Strong Capital Management (September 1996 - May 1998); Managing Director and Sub-Adviser, Banker Trust Corporation (March 1993 - August 1996).

PRINCIPAL SHAREHOLDERS

     As of October 15, 2001, the Directors/Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding Shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding Shares of any class of the Pilgrim Funds, except as follows:

                                  CLASS AND TYPE     PERCENTAGE OF    PERCENTAGE
FUND              ADDRESS          OF OWNERSHIP         CLASS           OF FUND
----              -------          ------------         -----           -------


INVESTMENT ADVISER

     The investment adviser for the Pilgrim Funds ("Investment Adviser") is ING Pilgrim Investments, which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. ING Pilgrim Investments, subject to the authority of the Directors/Trustees of the Pilgrim Funds, has the overall responsibility for the management of each Pilgrim Fund's portfolio. ING Pilgrim Investments is a direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

     On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. Prior to April 30, 2001, ING Mutual Funds Management LLC ("IMFC") served as investment adviser to certain of the Pilgrim Funds. On April 30, 2001, IMFC, an indirect wholly owned subsidiary of ING Group that had been under common control with ING Pilgrim Investments, merged with ING Pilgrim Investments.

     ING Pilgrim Investments serves pursuant to separate Investment Management Agreements between ING Pilgrim Investments and each Company. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the
Pilgrim Funds, respectively. ING Pilgrim Investments has delegated certain management responsibilities to certain other investment advisers ("Sub-Advisers") for several of the Pilgrim Funds. ING Pilgrim Investments, as Investment Adviser, oversees the investment management of the Sub-Advisers for the Pilgrim Funds.

     Each Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board of Directors/Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

     After an  initial  two year  term,  each  Investment  Management  Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors/Trustees or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

     Each Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors/Trustees or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     As of September 30, 2001, ING Pilgrim Investments had assets under management of over $____ billion.

INVESTMENT ADVISER FEES

     The Investment Advisers bear the expense of providing its services, and pay the fees of the Sub-Adviser (if any). For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

SERIES                          ANNUAL INVESTMENT MANAGEMENT FEE
------                          --------------------------------
Balanced Fund                   0.75% of the first  $500  million  of the Fund's
                                average  net  assets,  0.675%  of the next  $500
                                million of average net assets, and 0.65% of the average net assets in excess of $1 billion

Biotechnology Fund              1.25% of the Fund's average daily net assets*

Financial Services Fund         1.00% of the first $30 million of average  daily
                                net assets, 0.75% of the next $95 million of average daily net assets and 0.70% of average daily net assets in excess of $125 million. The fees are computed and accrued daily and paid monthly

Convertible Fund                0.75% of the first  $500  million  of the Fund's
                                average  net  assets,  0.675%  of the next  $500
                                million of average net assets, and 0.65% of the average net assets in excess of $1 billion

Growth and Income Fund          0.75% on the first  $100  million,  0.60% on the
                                next $50 million, 0.50% on the next $100 million and 0.40% thereafter

----------
* As described in more detail below, the management fee may increase or decrease by 0.50% based on the Fund's investment performance. This "performance fee" will accrue daily but will not be paid until after one full year of operations.

SERIES                          ANNUAL INVESTMENT MANAGEMENT FEE
------                          --------------------------------
Growth Opportunities Fund       0.95% of the  Fund's  average  daily net  assets

Growth + Value Fund             1.00% of the Fund's average daily net assets

Internet Fund                   1.25% of the Fund's average daily net assets

LargeCap Growth Fund            0.75% of the first  $500  million  of the Fund's
                                average  net  assets,  0.675%  of the next  $500
                                million of average net assets, and 0.65% of the average net assets in excess of $1 billion

MagnaCap Fund                   1.00% of the Fund's  average daily net assets on
                                the first $30 million of net assets. The annual rate is reduced to 0.75% on net assets from $30 million to $250 million; to 0.625% on net assets from $250 million to $500 million; and to 0.50% on net assets over $500 million. The fees are accrued daily and paid monthly.

MidCap Growth Fund              0.75% of the first  $500  million  of the Fund's
                                average  net  assets,  0.675%  of the next  $500
                                million of average net assets, and 0.65% of the average net assets in excess of $1 billion

MidCap Opportunities Fund       1.00% of the Fund's average daily net assets

Research Enhanced Index Fund    0.70% of the Fund's average daily net assets

SmallCap Growth Fund            1.00% of the Fund's average net assets

SmallCap Opportunities Fund     1.00% of the Fund's average daily net assets

Tax Efficient Equity Fund       0.80% of the Fund's average daily net assets

SUB-ADVISORY AGREEMENTS

     The Investment Management Agreement for certain Pilgrim Funds provides that the Investment Adviser, with the approval of a Company's Board of Directors/Trustees, may select and employ investment advisers to serve as Sub-Adviser for any Fund ("Sub-Adviser"), and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors/Trustees and officers of the Company who are employees of the Investment Adviser or its affiliates and office rent of the Company. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the sub-advisory agreements (each a "Sub-Advisory Agreement and collectively, the "Sub-Advisory Agreements").

     Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the Pilgrim Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Pilgrim Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders;
expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors/Trustees of the Company who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

     The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors/Trustees, on behalf of a Company, or the shareholders of a Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors/Trustees, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors/Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

     Pursuant to a Sub-Advisory Agreement between ING Pilgrim Investments and Navellier Fund Management, Inc. ("Navellier"), Navellier acts as Sub-Adviser to Growth + Value Fund. In this capacity, Navellier, subject to the supervision and control of ING Pilgrim Investments and the Trustees of the Fund, manages the Fund's portfolio investments consistently with its investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Pilgrim Investments. Navellier is wholly owned and controlled by its sole stockholder, Louis G. Navellier. Navellier's address is 1 East Liberty, Third Floor, Reno, Nevada, 89501.

     Pursuant to a Sub-Advisory Agreement between ING Pilgrim Investments and Aeltus Investment Management, Inc., ("Aeltus"), Aeltus acts as Sub-Adviser to Research Enhanced Index Fund. In this capacity, Aeltus, subject to the supervision and control of ING Pilgrim Investments and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Pilgrim Investments. Aeltus's address is 10 State House Square, Hartford, Connecticut 06103-3602. Aeltus is a wholly owned subsidiary of ING Group.

     Pursuant to a Sub-Advisory Agreement between ING Pilgrim Investments and AW Advisors, LLC ("AW Advisors") serves as Sub-Advisor to the Biotechnology Fund. In this capacity, AW Advisors, subject to the supervision and control of ING Pilgrim Investments and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Pilgrim Investments. AW Advisors' address is 500 N. Franklin Turnpike, Ramsey, NJ 07446.

     ING Investment Management Advisors B.V. ("IIMA"), serves as Sub-Adviser to Internet Fund. Located at Schenkkade 65, 2595 AS, The Hague, The Netherlands, IIMA operates under the collective management of ING Investment Management.

     Delta Asset Management ("Delta") serves as Sub-Adviser to the Tax Efficient Equity Fund. Located at 333 South Grand Avenue, Los Angeles, California, 90071, Delta is a division of Furman Selz Capital Management LLC.

     For the following Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

         SERIES                              ANNUAL SUB-ADVISORY FEE
         ------                              -----------------------
Growth + Value Fund             0.50% of the Fund's average daily net assets

Internet Fund                   0.625% of the Fund's average daily net assets

Research Enhanced Index Fund    0.20% of the Fund's average daily net assets

Tax-Efficient Equity Fund       0.40% of the Fund's average daily net assets

     Biotechnology Fund. The Biotechnology Fund has agreed to pay a performance-based advisory fee so that if the Biotechnology Fund's performance is greater than that of the NASDAQ Biotechnology Index (the "Index"), the advisory fee is higher, and if it is less than that of the Index, the advisory fee is lower. The management fee may increase or decrease by 0.50% based on the Fund's investment performance. This "performance fee" will accrue daily but will not be paid until after one full year of operations.

The Fund's performance-based fee is made up of two components: a base advisory fee of 1.25% of the Fund's average daily net assets and a performance adjustment. Under the Fund's Advisory Agreement, the Fund will pay the entire advisory fee to ING Pilgrim. ING Pilgrim will retain a fixed amount of 0.625% of the base advisory fee and will, in turn, pay the remainder of the base advisory fee (0.625%), as adjusted by the performance adjustment, to AW Advisors. If the performance of Class A shares of the Fund is up to 2 percentage points higher or lower than the performance of the Index, there is no performance adjustment. If the performance of Class A shares exceeds the performance of the Index by more than 2 percentage points, the sub-advisory fee can increase by up to 0.50% and if the performance of Class A shares lags behind the performance of the Index by more than 2 percentage points, the sub-advisory fee could decrease by up to 0.50% as shown on the following schedule:

                                                               Performance
   Annual % Point Difference                                Adjustment Payable
   Between Class A Shares of       Annual Base Advisory     to AW Advisors, LLC     Annual Total Advisory
Pilgrim Biotechnology Fund and        Fee (as a % of        (as a % of average         Fee (as a % of
    NASDAQ Biotech Index*           average net assets)        net assets)           average net assets)
    ---------------------           -------------------        -----------           -------------------
       5.01 or better                     1.25%                  0.500%                    1.750%
       4.01 to 5.00                       1.25%                  0.375%                    1.625%
       3.01 to 4.00                       1.25%                  0.250%                    1.500%
       2.01 to 3.00                       1.25%                  0.125%                    1.375%
       2.00 to -2.00                      1.25%                  0.000%                    1.250%
      -2.01 to 3.00                       1.25%                 -0.125%                    1.125%
      -3.01 to 4.00                       1.25%                 -0.250%                    1.000%
      -4.01 to 5.00                       1.25%                 -0.375%                    0.875%
      -5.00 or worse                      1.25%                 -0.500%                    0.750%

----------
* Measured over the performance period which, beginning twelve months after the Fund has commenced operations, will be a rolling 12 month period ending with the most recent calendar month. Since the performance adjustment is based on the comparative performance of Class A shares against the Index, the controlling factor is not whether the performance of Class A shares is up or down, but whether that performance is up or down more than or less than that of the Index. In addition, the relative performance of Class A shares against the Index is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time.

FORMER SUB-ADVISER FOR RESEARCH ENHANCED INDEX FUND. J.P. Morgan Investment Management LLC ("J.P. Morgan") served as Sub-Adviser to Research Enhanced Index Fund through August 2001. For the fiscal years ended October 31, 2000, the Investment Adviser paid portfolio management fees to J.P. Morgan of $___________________.

FORMER SUB-ADVISER FOR SMALLCAP OPPORTUNITIES FUND. Navellier Fund Management, Inc. ("Navellier") served as Sub-Adviser to SmallCap Opportunities Fund through July, 1998. For the fiscal years ended December 31, 1997 and 1998, the Investment Adviser paid portfolio management fees to Navellier of $1,498,283 and $789,408, respectively.

FORMER SUB-ADVISER FOR LARGECAP GROWTH FUND, AND CONVERTIBLE FUND. Nicholas-Applegate Capital Management ("NACM") served as Sub-Adviser to LargeCap Growth Fund, and Convertible Fund through September 30, 2000. Prior to May 24, 1999, NACM was the investment adviser of the Funds, and neither the Funds nor NACM paid portfolio manager fees. For the fiscal year ended June 30, 2000, the Investment Adviser paid portfolio management fees to NACM of $2,820,752 and for the three-month period ended September 30, 2000 paid portfolio management fees of $1,155,335.

FORMER SUB-ADVISER FOR SMALLCAP GROWTH FUND AND MIDCAP GROWTH FUND. Nicholas-Applegate Capital Management ("NACM") served as Sub-Adviser to SmallCap Growth Fund and MidCap Growth Fund through March 31, 2000. Prior to May 24, 1999, NACM was the investment adviser of the Funds, and neither the Funds nor NACM paid portfolio manager fees. For the nine-month period ended March 31, 2000, the Investment Adviser paid portfolio management fees to NACM of $2,605,826.

ADMINISTRATION

     ING Pilgrim Group, LLC serves as administrator for the Funds, pursuant to an Administrative Services Agreement with Financial Services Fund, Equity Trust, Growth and Income Fund, MagnaCap Fund, Mayflower Trust, Pilgrim Mutual Funds, SmallCap Opportunities Fund, Growth Opportunities Fund and Pilgrim Funds Trust. Subject to the supervision of the Board of Directors/Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser.

     Prior to May 24, 1999, Pilgrim Mutual Funds had an Administration Agreement with Investment Company Administration ("ICA"), 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018. Pursuant to an Administration Agreement with
Pilgrim Mutual Funds, ICA was responsible for performing all administrative services required for the daily business operations of Pilgrim Mutual Funds, subject to the supervision of the Board of Trustees of Pilgrim Mutual Funds. For the fiscal years ended March 31, 1999 and 1998, ICA received aggregate compensation of $1,059,155 and $848,799, respectively, for all of the series of Pilgrim Mutual Funds.

     Also, prior to May 24, 1999, Pilgrim Mutual Funds had an Administrative Services Agreement with NACM under which NACM was responsible for providing all administrative services which are not provided by ICA or by Pilgrim Mutual

Funds' Distributor, transfer agents, accounting agents, independent accountants and legal counsel. For the fiscal years ended March 31, 1999 and 1998, NACM received aggregate compensation of $1,603,130 and $1,972,037, respectively, for all of the series of Pilgrim Mutual Funds pursuant to the Administrative Services Agreement.


       TOTAL ADVISORY AND ADMINISTRATIVE FEES PAID BY THE FOLLOWING FUNDS
                   WHICH ARE SERIES OF PILGRIM MUTUAL FUNDS(1)

                             MAY 31                JUNE 30             JUNE 30              MARCH 31              MARCH 31
                      --------------------   -----------------    ----------------     -----------------     -------------------
                        2001        2001       2000       2000      1999      1999       1999       1999       1998         1998
                      ADVISORY    ADVISORY   ADVISORY    ADMIN.   ADVISORY   ADMIN.    ADVISORY    ADMIN.    ADVISORY      ADMIN.
                        FEES        FEES       FEES       FEES      FEES      FEES       FEES       FEES       FEES         FEES
                        ----        ----       ----       ----      ----      ----       ----       ----       ----         ----
Balanced Fund                                  476,583     N/A    66,601(2)    N/A      261,803    110,065     220,025     28,299
Convertible Fund                             2,652,928     N/A   438,229(2)    N/A    1,997,038    386,381   1,427,198    140,734
LargeCap Growth Fund                         2,997,541     N/A   115,161(2)    N/A      178,627     95,257      32,530      2,326
MidCap Growth Fund                           3,101,608     N/A   549,879(2)    N/A    3,049,230    546,605   3,422,148    290,286
SmallCap Growth Fund                         4,206,863     N/A   811,208(2)    N/A    5,334,833    656,416   6,613,874    424,276

----------
(1) Prior to the Reorganization, Pilgrim Mutual Funds had not engaged the services of an investment adviser for the Trust's A, B, C and Institutional Portfolios because these portfolios invested all their assets in master funds of the Master Trust. Consequently, the amounts of the advisory fees reported below for Pilgrim Mutual Funds were for services provided to the master funds of the Master Trust.
(2)  Reflects three month period from April 1, 1999 to June 30, 1999.

    TOTAL ADVISORY FEES PAID BY THE FINANCIAL SERVICES FUND AND MAGNACAP FUND

                                     MAY 31, 2001      JUNE 30, 2000     JUNE 30, 1999     JUNE 30, 1998
                                    ADVISORY FEES      ADVISORY FEES     ADVISORY FEES     ADVISORY FEES
                                    -------------      -------------     -------------     -------------
Financial Services Fund(1)                               3,609,716         5,893,806         2,446,063
MagnaCap Fund                                            3,251,123         3,200,909         2,846,061

----------
(1) Prior to October 17, 1997, the Investment Adviser was paid management fees based on average weekly net assets. Fees paid for fiscal year ended June 30, 1998 includes management fees for a six-month period ended June 30, 1998.

       TOTAL ADVISORY AND ADMINISTRATIVE FEES PAID BY THE FOLLOWING FUNDS
                       WHICH ARE SERIES OF MAYFLOWER TRUST

                             MAY 31,      OCTOBER 31,      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                              2001           2000             2000          1999            1999          1998           1998
                         ADVISORY FEES   ADVISORY FEES    ADMIN. FEES   ADVISORY FEES   ADMIN. FEES   ADVISORY FEES   ADMIN. FEES
                         -------------   -------------    -----------   -------------   -----------   -------------   -----------
Growth + Value Fund (1)                    $7,639,602     $  836,071     $2,711,399     $  358,875     $1,696,786     $  169,679
Research Enhanced Index
  Fund(2)                                  $1,741,851     $  272,002     $  690,257     $  122,493            N/A            N/A

----------
(1)  Does not reflect expense reimbursement of $11,165 for Growth + Value Fund.
(2)  Research Enhanced Index Fund commenced operations on December 30, 1998.

           TOTAL ADVISORY FEES PAID BY THE FOLLOWING FUNDS WHICH ARE
                          SERIES OF PILGRIM FUNDS TRUST

                                               MAY 31, 2001     OCTOBER 31, 2000     OCTOBER 31, 1999     OCTOBER 31, 1998
                                               ------------     ----------------     ----------------     ----------------
Pilgrim Internet Fund(1)                                            $699,143              $26,872               N/A
Pilgrim Tax-Efficient Equity Fund(2)                                $225,464              $77,690               N/A

----------
(1)  Pilgrim Internet Fund commenced operations on July 1, 1999
(2)  Pilgrim  Tax-Efficient  Equity Fund  commenced  operations  on December 15,
     1998.

            TOTAL ADVISORY AND ADMINISTRATIVE FEES PAID BY THE FUNDS
 WHICH COMPRISE EQUITY TRUST, GROWTH AND INCOME FUND, GROWTH OPPORTUNITIES FUND
                        AND SMALLCAP OPPORTUNITIES FUND

                         MAY 31       DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                          2001            2000             2000            1999           1999             1998            1998
                      ADVISORY FEES   ADVISORY FEES    ADMIN. FEES    ADVISORY FEES    ADMIN. FEES     ADVISORY FEES    ADMIN. FEES
                      -------------   -------------    -----------    -------------    -----------     -------------    -----------
Growth and Income
 Fund                                  $1,549,898             N/A       $1,498,729             N/A       $1,466,333            N/A
Growth
 Opportunities
 Fund(1)                               $5,951,486        $868,829       $1,865,457        $248,728       $1,541,921       $239,970
Biotechnology
 Fund(3)                   N/A                N/A             N/A              N/A             N/A              N/A            N/A
MidCap
 Opportunities
 Fund(1)(2)                            $1,439,697        $155,988       $  483,746       $  48,903       $   73,797       $  7,380
SmallCap
 Opportunities Fund                    $5,594,488        $826,269       $1,915,854        $255,447       $2,033,840       $392,303

----------
(1) Does not reflect expense reimbursement of $37,687 for MidCap Opportunities Fund for the year ended December 31, 1998 or an expense reimbursement of $10,635 for Growth Opportunities Fund for the year ended December 31, 1997.
(2)  MidCap Opportunities Fund commenced operations on August 20, 1998.
(3)  The Biotechnology Fund commenced operations on ____________, 2001.

             TOTAL SUB-ADVISORY FEES PAID BY THE INVESTMENT ADVISER

                                   MAY 31      OCTOBER 31        OCTOBER 31        OCTOBER 31
                                    2001          2000              1999              1998
                                    ----          ----              ----              ----
Growth + Value Fund                            $3,819,801        $1,355,700         $998,812
Internet Fund(1)                               $  349,572        $   13,346              N/A
Research-Enhanced Index Fund(2)                $  497,672        $  199,666              N/A
Tax Efficient Equity Fund(3)                   $  172,732        $   38,845              N/A
Biotechnology Fund(4)                                 N/A               N/A              N/A
Convertible Fund (5)                            1,324,939               N/A              N/A
LargeCap Growth Fund (5)                        1,495,813               N/A              N/A
MidCap Growth Fund (5)                          1,085,388               N/A              N/A
SmallCap Growth Fund (5)                        1,520,438               N/A              N/A

----------
(1)  The Pilgrim Internet Fund commenced operations on July 1, 1999.
(2) The Pilgrim Research Enhanced Index Fund commenced operations on December 30, 1998.
(3) The Pilgrim Tax Efficient Equity Fund commenced operations on December 15, 1998.
(4)  The Biotechnology Fund commenced operations on ________________, 2001.
(5) Prior to May 24, 1999, the funds were managed by Nicholas-Applegate Capital Management and had no Sub-Advisory fees.

                          EXPENSE LIMITATION AGREEMENTS

     The Investment Adviser has entered into expense limitation agreements with the following Pilgrim Funds, pursuant to which the Investment Adviser has agreed to waive or limit their fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of the Pilgrim Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors who are not "interested persons" (as defined in the 1940
Act) of the Investment Advisers do not exceed:

FUND                          CLASS A      CLASS B     CLASS C     CLASS I     CLASS M     CLASS Q     CLASS T
-----                         -------      -------     -------     -------     -------     -------     -------
Balanced Fund                  1.60%        2.25%       2.25%        N/A         N/A        1.25%       1.75%
Biotechnology Fund             2.00%        2.75%       2.75%        N/A        2.00%       2.00%         N/A
Convertible Fund               1.60%        2.25%       2.25%        N/A         N/A        1.25%         N/A
Growth and Income Fund         2.75%        3.50%       3.50%        N/A         N/A        2.75%         N/A
Internet Fund                  1.90%        2.65%       2.65%        N/A         N/A          N/A         N/A
LargeCap Growth Fund           1.60%        2.25%       2.25%        N/A         N/A        1.25%         N/A
MidCap Growth Fund             1.60%        2.25%       2.25%        N/A         N/A        1.25%         N/A
SmallCap Growth Fund           1.95%        2.60%       2.60%        N/A         N/A        1.50%         N/A
Tax Efficient Equity Fund      1.45%        2.20%       2.20%        N/A         N/A          N/A         N/A

     Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

     Each expense limitation agreement provides that these expense limitations shall continue until October 31, 2001 for SmallCap Growth Fund, MidCap Growth Fund, LargeCap Growth Fund, Convertible Fund, Balanced Fund, Internet Fund, and Tax Efficient Equity Fund and until July 26, 2002 for Growth and Income Fund; until February 28, 2001 for Tax Efficient Equity Fund and Internet Fund; and May 31, 2002 for the Biotechnology Fund. Thereafter, each agreement will automatically renew for a one-year term unless the Investment Adviser provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Management Agreement, or it may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Adviser at its principal place of business.

     For the fiscal year ended May 31, 2001, the Distributor received the following amounts in sales charges, after the allowance to Dealers in connection with rates of shares of the Pilgrim Funds: $_________________.

     For Pilgrim Mutual Funds, prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of the Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, up to 0.75%.

     The voluntary fee reductions are as follows:

                                                 JUNE 30
                           MAY 31      --------------------------       MARCH 31
FUND                      2001(1)        2000             1999(2)         1998
----                      -------        ----             -------         ----
Balanced Fund                          $179,601           $31,139       $182,871
Convertible Fund                       $      0           $12,611       $339,803
LargeCap Growth Fund                   $      0           $ 4,314       $132,912
MidCap Growth Fund                     $ 10,354           $ 1,010       $591,684
SmallCap Growth Fund                   $204,352           $29,487       $675,970

----------
(1)  Reflects eleven month period from June 30, 2000 to May 31, 2001.
(2)  Reflects three month period from April 1, 1999 to June 30, 1999.

     Prior to July 26, 2000, Pilgrim Growth and Income Fund, Inc. voluntarily limited expenses of the Funds to the following amount:

                         MAXIMUM OPERATING EXPENSE LIMIT
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

          FUND NAME                                   PREVIOUS EXPENSE CAP
          ---------                                   --------------------
    Pilgrim Growth and Income Fund                            2.75%

DISTRIBUTOR

     Shares of each Fund are distributed by ING Pilgrim Securities, Inc. ("ING Pilgrim Securities" or the "Distributor") pursuant to an Underwriting Agreement between each Company and the Distributor. Each Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. Each Company and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. Each Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors/Trustees who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors/Trustees or a majority of the outstanding voting securities of the Company. See the Prospectus for information on how to purchase and sell shares of the Pilgrim Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Pilgrim Funds and have no effect on the net asset value of the Pilgrim Funds. The Distributor, like the Investment Adviser, is an indirect, wholly owned subsidiary of ING Group. Prior to July 26, 2000, the distributor for Growth and Income Fund was Lexington Funds Distributor, Inc. ("LFD"). Prior to __________, ING Funds Distributor, Inc.
served as the distributor for the Pilgrim Tax Efficient Equity and Pilgrim Internet Funds.

     For the fiscal year ended May 31, 2001, the Distributor received the following amounts in sales charges, after re-allowance to Dealers in connection with sales of shares of the Pilgrim Funds: $____________ with respect to Class A shares; $___________ with respect to Class B shares; $____________ with respect to Class C shares; $_______________ with respect to Class M shares; $____________ with respect to Class Q shares; and $____________ with respect to Class T shares.

                                RULE 12b-1 PLANS

     Each Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by each Fund ("Rule 12b-1 Plans"). The Pilgrim Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M, Class Q and Class T shares in amounts as set forth in the following table. The Pilgrim Funds do not have a 12b-1 Plan with respect to the Institutional Class.

                                                 FEES BASED ON AVERAGE DAILY NET ASSETS
                                 -------------------------------------------------------------------
NAME OF FUND                     CLASS A     CLASS B     CLASS C     CLASS M     CLASS Q     CLASS T
------------                     -------     -------     -------     -------     -------     -------
Balanced Fund                     0.35%       1.00%       1.00%        N/A        0.25%       0.75%
Biotechnology Fund                0.25%       1.00%       1.00%        N/A        0.25%         N/A
Financial Services Fund           0.25%       1.00%       1.00%        N/A          N/A         N/A
Convertible Fund                  0.35%       1.00%       1.00%        N/A        0.25%         N/A
Growth and Income Fund            0.25%       1.00%       1.00%        N/A        0.25%         N/A
Growth Opportunities Fund         0.30%       1.00%       1.00%        N/A        0.25%       0.95%
Growth + Value Fund               0.30%       1.00%       1.00%        N/A        0.25%         N/A
Internet Fund                     0.35%       1.00%       1.00%        N/A          N/A         N/A
LargeCap Growth Fund              0.35%       1.00%       1.00%        N/A        0.25%         N/A
MagnaCap Fund                     0.30%       1.00%       1.00%       0.75%       0.25%         N/A
MidCap Growth Fund                0.35%       1.00%       1.00%        N/A        0.25%         N/A
MidCap Opportunities Fund         0.30%       1.00%       1.00%        N/A        0.25%         N/A
Research Enhanced Index Fund      0.30%       1.00%       1.00%        N/A        0.25%         N/A
SmallCap Growth Fund              0.35%       1.00%       1.00%        N/A        0.25%         N/A
SmallCap Opportunities Fund       0.30%       1.00%       1.00%        N/A        0.25%       0.95%
Tax Efficient Equity Fund         0.35%       1.00%       1.00%        N/A          N/A         N/A

     These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, Class M, Class Q and Class T Shares of the Pilgrim Funds, including payments to dealers for selling shares of the Pilgrim Funds and for servicing shareholders of these classes of the Pilgrim Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

     Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% for Class C, 0.65% for Class M, and 0.15% - 0.95% for Class
T. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C Shares and in the 1st month following a purchase of Class M and Class T Shares.

     The Distributor will be reimbursed for its actual expenses incurred under a Rule 12b-1 Plan with respect to Class A Shares of MagnaCap Fund. The Distributor has incurred costs and expenses with respect to Class A Shares that may be reimbursable in future months or years in the amounts of $____________ for MagnaCap Fund (0.30% of its net assets) as of May 31, 2001. With respect to Class A Shares of each other Fund and Class B, Class C, Class M, Class Q and Class T Shares of each Fund that offers the class, the Distributor will receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

     In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Pilgrim Funds' shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to: cash;
merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs; seminars for the public; advertising and sales campaigns regarding one or more of the Funds or other funds managed by the Investment Adviser and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Pilgrim Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

     The Rule 12b-1 Plans have been approved by the Board of Directors/Trustees of each Fund, including all of the Directors/Trustees who are not interested persons of the Company as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors/Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors/Trustees or by a vote of a majority of the Fund's outstanding shares on 60 days written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

     In approving each Rule 12b-1 Plan, the Board of Directors/Trustees has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors/Trustees, including those Directors/Trustees who are not interested persons of the Company, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund, will benefit such Pilgrim Funds and their respective shareholders.

     Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors/Trustees who are not interested persons of the Company, cast in person at a meeting called for the purpose of voting on any such amendment.

     The Distributor is required to report in writing to the Board of Directors/Trustees at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

     Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Funds for the fiscal year ended May 31, 2001 were as follows.

DISTRIBUTION EXPENSES                        CLASS A        CLASS B         CLASS C        CLASS Q        CLASS T
---------------------                        -------        -------         -------        -------        -------
GROWTH AND INCOME FUND
Advertising                                                                                  N/A             N/A
Printing                                                                                     N/A             N/A
Salaries & Commissions                                                                       N/A             N/A
Broker Servicing                                                                             N/A             N/A
Miscellaneous                                                                                N/A             N/A
TOTAL                                                                                        N/A             N/A

SMALLCAP OPPORTUNITIES FUND
Advertising
Printing
Salaries & Commissions
Broker Servicing
Miscellaneous
TOTAL

DISTRIBUTION EXPENSES                        CLASS A        CLASS B         CLASS C        CLASS Q        CLASS T
---------------------                        -------        -------         -------        -------        -------
MIDCAP OPPORTUNITIES FUND
Advertising                                                                                                  N/A
Printing                                                                                                     N/A
Salaries & Commissions                                                                                       N/A
Broker Servicing                                                                                             N/A
Miscellaneous                                                                                                N/A
TOTAL                                                                                                        N/A

BIOTECHNOLOGY FUND
Advertising                                                                                                  N/A
Printing                                                                                                     N/A
Salaries & Commissions                                                                                       N/A
Broker Servicing                                                                                             N/A
Miscellaneous                                                                                                N/A
TOTAL                                                                                                        N/A

GROWTH OPPORTUNITIES FUND
Advertising
Printing
Salaries & Commissions
Broker Servicing
Miscellaneous
TOTAL

LARGECAP GROWTH FUND
Advertising                                                                                                  N/A
Printing                                                                                                     N/A
Salaries & Commissions                                                                                       N/A
Broker Servicing                                                                                             N/A
Miscellaneous                                                                                                N/A
TOTAL                                                                                                        N/A

MIDCAP GROWTH FUND
Advertising                                                                                                  N/A
Printing                                                                                                     N/A
Salaries & Commissions                                                                                       N/A
Broker Servicing                                                                                             N/A
Miscellaneous                                                                                                N/A
TOTAL                                                                                                        N/A

SMALLCAP GROWTH FUND
Advertising                                                                                                  N/A
Printing                                                                                                     N/A
Salaries & Commissions                                                                                       N/A
Broker Servicing                                                                                             N/A
Miscellaneous                                                                                                N/A
TOTAL                                                                                                        N/A

CONVERTIBLE FUND
Advertising                                                                                                  N/A
Printing                                                                                                     N/A
Salaries & Commissions                                                                                       N/A
Broker Servicing                                                                                             N/A
Miscellaneous                                                                                                N/A
TOTAL                                                                                                        N/A

BALANCED FUND
Advertising
Printing
Salaries & Commissions
Broker Servicing
Miscellaneous
TOTAL

DISTRIBUTION EXPENSES                        CLASS A        CLASS B         CLASS C        CLASS Q        CLASS T
---------------------                        -------        -------         -------        -------        -------
GROWTH + VALUE
Advertising                                                                                                  N/A
Printing                                                                                                     N/A
Salaries & Commissions                                                                                       N/A
Broker Servicing                                                                                             N/A
Miscellaneous                                                                                                N/A
TOTAL                                                                                                        N/A

RESEARCH ENHANCED INDEX FUND
Advertising                                                                                                  N/A
Printing                                                                                                     N/A
Salaries & Commissions                                                                                       N/A
Broker Servicing                                                                                             N/A
Miscellaneous                                                                                                N/A
TOTAL                                                                                                        N/A

DISTRIBUTION EXPENSES                      CLASS A      CLASS B      CLASS C     CLASS M      CLASS Q      CLASS T
---------------------                      -------      -------      -------     -------      -------      -------

MAGNACAP FUND
Advertising                                                                                                  N/A
Printing                                                                                                     N/A
Salaries & Commissions                                                                                       N/A
Broker Servicing                                                                                             N/A
Miscellaneous                                                                                                N/A
Total                                                                                                        N/A

FINANCIAL SERVICES FUND
Advertising                                                            N/A         N/A          N/A          N/A
Printing                                                               N/A         N/A          N/A          N/A
Salaries & Commissions                                                 N/A         N/A          N/A          N/A
Broker Servicing                                                       N/A         N/A          N/A          N/A
Miscellaneous                                                          N/A         N/A          N/A          N/A
Total                                                                  N/A         N/A          N/A          N/A

TAX EFFICIENT EQUITY FUND
Advertising                                                                        N/A          N/A          N/A
Printing                                                                           N/A          N/A          N/A
Salaries & Commissions                                                             N/A          N/A          N/A
Broker Servicing                                                                   N/A          N/A          N/A
Miscellaneous                                                                      N/A          N/A          N/A
Total                                                                              N/A          N/A          N/A

INTERNET FUND
Advertising                                                                        N/A          N/A          N/A
Printing                                                                           N/A          N/A          N/A
Salaries & Commissions                                                             N/A          N/A          N/A
Broker Servicing                                                                   N/A          N/A          N/A
Miscellaneous                                                                      N/A          N/A          N/A
Total                                                                              N/A          N/A          N/A

SHAREHOLDER SERVICING AGENT

     ING Pilgrim Group, LLC serves as Shareholder Servicing Agent for the Pilgrim Funds. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES

     In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors/Trustees who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

CODE OF ETHICS

     The Pilgrim Funds and the Distributor have adopted a Code of Ethics governing personal trading activities of all Directors/Trustees, officers of the Pilgrim Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Pilgrim Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

                     SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

     Some of the different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "The Funds," and "More Information About Risks." Additional information concerning the characteristics and risks of certain of the Funds' investments are set forth below. There can be no assurance that any of the Funds will achieve their investment objectives. For the purposes of this section, Pilgrim Internet Fund and Pilgrim Tax Efficient Equity Fund will be referred to collectively as the funds that comprise Pilgrim Funds Trust. Pilgrim Growth + Value Fund and Pilgrim Research Enhanced Index Fund will be referred to collectively as the funds that comprise Mayflower Trust. Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Convertible Fund and Pilgrim Balanced Fund will be collectively referred to as "Pilgrim Mutual Funds."

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

     Each Fund may invest its assets in certain short-term, high-quality debt instruments (and, in the case of Financial Services Fund, investment grade debt instruments) and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Adviser's or Sub-Adviser's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

     Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.

COMMON  STOCK,   PREFERRED  STOCK,   CONVERTIBLE  SECURITIES  AND  OTHER  EQUITY
SECURITIES

     Each Fund may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Such investments will be diversified over a cross-section of industries and individual companies. For Funds other than LargeCap Growth Fund, some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

     Each Fund may also buy other types of equity securities such as preferred stock, convertible securities, and warrants or other securities that are exchangeable for shares of common stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

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
     The Funds that comprise Pilgrim Mutual Funds may invest in "synthetic" convertible securities which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a fund may purchase a non-convertible debt security and a warrant or option, which enables the fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

     As a matter of operating policy, the Funds that comprise Pilgrim Mutual Funds will invest no more than 5% of its net assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

     MidCap Growth Fund and MidCap Opportunities Fund will invest substantially all of their assets, and Financial Services Fund may invest, in the equity securities of certain mid-cap companies. Mid-cap companies will tend to be smaller, less established companies and investment in these companies may involve greater risk than is customarily associated with securities of larger, more established companies. Mid-cap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of mid-cap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

EURODOLLAR CONVERTIBLE SECURITIES

     The Funds that comprise Pilgrim Mutual Funds may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Funds may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

     The Funds that comprise Pilgrim Mutual Funds and Pilgrim Funds Trust may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investment Considerations."

SECURITIES OF BANKS AND THRIFTS

     Financial Services Fund may invest in equity securities of banks and thrifts. A "money center bank" is a bank or bank holding company that is typically located in an international financial center and has a strong international business with a significant percentage of its assets outside the United States. "Regional banks" are banks and bank holding companies which provide full service banking, often operating in two or more states in the same geographic area, and whose assets are primarily related to domestic business. Regional banks are smaller than money center banks and also may include banks conducting business in a single state or city and banks operating in a limited number of states in one or more geographic regions. The third category which constitutes the majority in number of banking organizations are typically smaller institutions that are more geographically restricted and less well-known than money center banks or regional banks and are commonly described as "community banks".

     Financial Services Fund may invest in the securities of banks or thrifts that are relatively smaller, engaged in business mostly within their geographic region, and are less well-known to the general investment community than money center and larger regional banks. The shares of depository institutions in which the Fund may invest may not be listed or traded on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); as a result there may be limitations on the Fund's ability to dispose of them at times and at prices that are most advantageous to the Fund.

     The profitability of banks and thrifts is largely dependent upon interest rates and the resulting availability and cost of capital funds over which these concerns have limited control, and, in the past, such profitability has shown significant fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers.

     Changes in State and Federal law are producing significant changes in the banking and financial services industries. Deregulation has resulted in the diversification of certain financial products and services offered by banks and financial services companies, creating increased competition between them. In addition, State and Federal legislation authorizing interstate acquisitions as well as interstate branching has facilitated the increasing consolidation of the banking and thrift industries. Although regional banks involved in intrastate and interstate mergers and acquisitions may benefit from such regulatory changes, those which do not participate in such consolidation may find that it is increasingly difficult to compete effectively against larger banking combinations. Proposals to change the laws and regulations governing banks and companies that control banks are frequently introduced at the Federal and State levels and before various bank regulatory agencies. The likelihood of any changes and the impact such changes might have are impossible to determine.

     The last few years have seen a significant amount of regulatory and legislative activity focused on the expansion of bank powers and diversification of services that banks may offer. These expanded powers have exposed banks to well-established competitors and have eroded the distinctions between regional banks, community banks, thrifts and other financial institutions.

     The thrifts in which Financial Services Fund invests generally are subject to the same risks as banks discussed above. Such risks include interest rate changes, credit risks, and regulatory risks. Because thrifts differ in certain respects from banks, however, thrifts may be affected by such risks in a different manner than banks. Traditionally, thrifts have different and less diversified products than banks, have a greater concentration of real estate in their lending portfolio, and are more concentrated geographically than banks. Thrifts and their holding companies are subject to extensive government regulation and supervision including regular examinations of thrift holding companies by the Office of Thrift Supervision (the "OTS"). Such regulations have undergone substantial change since the 1980's and will probably change in the next few years.

PORTFOLIO HEDGING

     Each Fund (except Financial Services Fund) may hedge against changes in financial markets, currency rates and interest rates. The Fund may hedge with "derivatives." Derivatives are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Fund than if they did not hedge. If the Fund do not correctly predict a hedge, it may lose money. In addition, the Fund pay commissions and other costs in connection with hedging transactions.

RISKS ASSOCIATED WITH HEDGING TRANSACTIONS.

     Hedging transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

     In addition, the Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

RISKS OF HEDGING TRANSACTIONS OUTSIDE THE UNITED STATES.

     When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

SHORT-TERM INVESTMENTS

     The Funds may invest in the following securities and instruments:

     BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS.

     The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     SAVINGS ASSOCIATION OBLIGATIONS.

     Certain Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS.

     The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

U.S. GOVERNMENT SECURITIES

     The Funds may invest in U.S. Government securities which include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

MUNICIPAL SECURITIES

     The Funds that comprise Pilgrim Mutual Funds may invest in debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

     In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

     The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

     The Funds may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

     Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

MORAL OBLIGATION SECURITIES

     Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

     The Funds that comprise Pilgrim Mutual Funds may invest in tax-exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

MUNICIPAL LEASE OBLIGATIONS

     The  Funds  that  comprise   Pilgrim  Mutual  Funds  may  invest  in  lease
obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

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
     The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

SHORT-TERM MUNICIPAL OBLIGATIONS

     The Funds that comprise Pilgrim Mutual Funds may invest in short-term municipal obligations. These securities include the following:

     TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

     REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

     CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

     SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

INDEX-, CURRENCY-, AND EQUITY-LINKED SECURITIES

     Biotechnology Fund and the Funds that comprise Pilgrim Mutual Funds may invest in "index-linked" or "commodity-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Funds may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S. and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

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
CORPORATE DEBT SECURITIES

     Each Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

     Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

HIGH YIELD SECURITIES

     Biotechnology Fund, Balanced Fund and Convertible Fund may invest in high yield securities, which are debt securities that are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation, or of comparable quality if unrated.

     High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

     High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

     The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

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
     Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

     The medium- to lower-rated and unrated securities in which the Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

     HIGH YIELD BOND MARKET. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

     The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Funds defaults, the Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

     PAYMENT EXPECTATIONS. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

     LIQUIDITY AND VALUATION RISKS. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Director/Trustees to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent the Funds owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

     TAXATION. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Pilgrim Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

     LIMITATIONS OF CREDIT RATINGS. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of the Funds' investment objective may be more dependent on the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Adviser continually monitors the investments in the Funds' portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

BANKING INDUSTRY OBLIGATIONS

     Each Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

     In order to secure prices or yields deemed advantageous at the time, the Pilgrim Funds (except Growth and Income Fund) may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. A Fund may not purchase when issued securities or enter into firm commitments, if as a result, more than 15% of the Fund's net assets would be segregated to cover such securities.

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
     When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

DERIVATIVES

     Each Fund (except Financial Services Fund) may invest in derivative instruments. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative Instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (I.E., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it. In the case of Research Enhanced Index Fund, derivative investments generally will be limited to S&P 500 Index Options.

REAL ESTATE SECURITIES

     The Funds that comprise the Pilgrim Funds Trust may invest in real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of a Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although a Fund will not invest directly in real estate, a fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.
Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

MORTGAGE-RELATED SECURITIES

     The Funds (except Financial Services Fund, Growth and Income Fund, MagnaCap Fund, and Biotechnology Fund) may invest in mortgage-related securities. These Funds may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Association ("FHLMC"). These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

     One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs that may be incurred.

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
     "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers). Certificates issued by GNMA are backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental include FNMA and FHLMC (though these certificates are not backed by the full faith and credit of the United States Government). FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

     The prices of high coupon U.S. Government Agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

     The Funds indicated above may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the private pools. However, the timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

     It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

     Other types of mortgage-related securities in which the Funds may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

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     CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Funds may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that: (a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and
(d) are not registered or regulated under the 1940 Act as investment companies.

     Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the Interest-Only or "IO" class), while the other class will receive all of the principal (the Principal-Only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by Pilgrim or a Sub-Adviser under guidelines and standards established by the Board of Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

     Growth + Value Fund, MidCap Opportunities Fund, and Research Enhanced Index Fund may invest up to 5% of its net assets in Privately Issued CMOs, IOs and POs when Pilgrim believes that such investments are consistent with the Fund's investment objective.

     The Funds (except Financial Services Fund, Growth and Income Fund, MagnaCap Fund and the funds that comprise Pilgrim Funds Trust) may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

RISKS OF INVESTING IN MORTGAGE-RELATED SECURITIES

     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

     GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

     LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

     YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Fund would be reduced.

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
ADJUSTABLE RATE MORTGAGE SECURITIES

     The Funds that comprise Pilgrim Funds Trust may invest in adjustable rate mortgage securities (ARMS), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

ASSET BACKED SECURITIES

     The Funds are permitted to invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds' investment objectives, policies and quality standards, the Funds may invest in these and other types of asset-backed securities which may be developed in the future.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

ZERO COUPON AND PAY-IN-KIND SECURITIES

     The Funds (except Growth and Income Fund, LargeCap Growth Fund, MagnaCap Fund, MidCap Growth Fund, Large Cap Growth Fund and Biotechnology Fund) may invest in zero coupon securities. Convertible Fund and Balanced Fund will limit their investments in such securities to 35% of their respective net assets. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

     Balanced Fund and Convertible Fund may also invest in pay-in-kind securities. Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Funds until the cash payment date or the securities mature. Under certain circumstances, the Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

     The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

     Biotechnology Fund, MagnaCap Fund, Growth and Income Fund and the Funds that comprise Pilgrim Mutual Funds, Pilgrim Funds Trust may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

FOREIGN AND EMERGING MARKET SECURITIES

     Each Fund (except Financial Services Fund) may invest in foreign securities. The Funds that comprise Pilgrim Mutual Funds may invest in Emerging Markets Securities. The Funds that comprise Pilgrim Funds Trust may invest an unlimited amount in foreign securities and may also invest in emerging markets securities. Each Fund (except MagnaCap Fund) may invest up to 20% of its net assets in securities of foreign issuers, of which 10% of its net assets may be invested in foreign securities that are not listed on a U.S. securities exchange. MagnaCap Fund may invest up to 5% of its total assets, in certain foreign securities (including ADRs).

     Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

     Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a Fund with an investment objective of long-term capital appreciation because any income earned by the Fund should be considered incidental. The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

     INTERNATIONAL DEBT SECURITIES. The Funds indicated above may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

     In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

     Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

     RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

     In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

     FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. Dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. Dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. Dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.

SOVEREIGN DEBT SECURITIES

     Certain Funds may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities.

BRADY BONDS

     Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

SECURITIES SWAPS

     Biotechnology Fund and the Funds that comprise Pilgrim Mutual Funds and Pilgrim Funds Trust may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

OPTIONS ON SECURITIES AND SECURITIES INDICES

PURCHASING PUT AND CALL OPTIONS

     Each Fund (other than Financial Services Fund, Growth and Income Fund, and MagnaCap Fund) is authorized to purchase put and call options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Except as indicated in "Non-Hedging Strategic Transactions," the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

     If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Investment Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

     If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

     Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Investment Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.

WRITING CALL OPTIONS

     Each Fund (other than Financial Services Fund, Growth and Income Fund, and MagnaCap Fund) may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

     Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

     The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government Securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

STOCK INDEX OPTIONS

     Each Fund (other than Financial Services Fund, Growth and Income Fund, and MagnaCap Fund) may also purchase put and call options with respect to the S&P 500 and other stock indices. The Funds may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

DEALER OPTIONS

     Each Fund (other than Financial Services Fund, Growth and Income Fund, and MagnaCap Fund) may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the Securities and Exchange Commission (the "Commission") takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

LIMITS ON USE OF OPTIONS

     The Funds that comprise Pilgrim Mutual Funds may not purchase or sell options if more than 25% of its net assets would be hedged. The Funds may write covered call options and secured put options to seek to generate income or lock in gains on up to 25% of their net assets.

RISKS OF INVESTING IN OPTIONS ON SECURITIES AND INDICES

     There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

     In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

FOREIGN CURRENCY CONTRACTS

FOREIGN CURRENCY OPTIONS

     Biotechnology Fund, Pilgrim MagnaCap Fund and the Funds that comprise Pilgrim Mutual Funds and Pilgrim Funds Trust may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

     As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

FORWARD CURRENCY CONTRACTS

     Biotechnology Fund and the Funds that comprise Pilgrim Mutual Funds and Pilgrim Funds Trust may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

     Each Fund (except Financial Services Fund and MagnaCap Fund) may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. The Funds that comprise Pilgrim Funds Trust and Growth and Income Fund may invest in interest rate futures. The Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

     A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

     An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

     In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

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     Although  financial  futures  contracts  by their  terms  call  for  actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS

     The Funds may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. None of the Funds that comprise Pilgrim Mutual Funds may purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. Those Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

     The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

RISKS RELATING TO OPTIONS AND FUTURES CONTRACTS

     The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

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
     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Funds to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

     The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

INDEX WARRANTS

     Biotechnology Fund and Research Enhanced Index Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("Index Warrants"). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If Biotechnology Fund and Research Enhanced Index Fund were not to exercise an Index Warrant prior to its expiration, then the Funds would lose the amount of the purchase price paid by them for the warrant. Biotechnology Fund and Research Enhanced Index Fund will normally use Index Warrants in a manner similar to its use of options on securities indices. The risks of the use of Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Although Biotechnology Fund and Research Enhanced Index Fund will normally invest only in exchange-listed warrants, Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit the Funds' ability to exercise the warrants at such time, or in such quantities, as the Funds would otherwise wish to do.

FOREIGN CURRENCY FUTURES CONTRACTS

     Each Fund (other than Financial Services Fund, Growth and Income Fund, and MagnaCap Fund) may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European euro. Other foreign currency futures contracts are likely to be developed and traded in the future. The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

     To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser or Sub-Adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

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
     When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser or Sub-Adviser may still not result in a successful hedging transaction over a very short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     Most  United  States  futures  exchanges  limit the  amount of  fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Successful use of futures by a Fund depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

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
     In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

INTEREST RATE AND CURRENCY SWAPS

     Biotechnology Fund and the Funds that comprise Pilgrim Mutual Funds and Pilgrim Funds Trust may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors, and may enter into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

     A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps, and caps and floors purchased by a Fund are considered to be illiquid assets.

INTEREST RATE SWAPS

     As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

CROSS-CURRENCY SWAPS

     A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same

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
function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

SWAP OPTIONS

     The Growth Opportunities Fund, MidCap Opportunities Fund, SmallCap Opportunities Fund and the Funds that comprise Pilgrim Mayflower Trust may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

CAPS AND FLOORS

     The Funds indicated above may invest in interest rate caps and floors and currency swap cap transactions. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

RISKS ASSOCIATED WITH SWAPS, CAPS AND FLOORS

     The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

NON-HEDGING STRATEGIC TRANSACTIONS

     A Fund's options, futures and swap transactions will generally be entered into for hedging purposes to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. Each Fund's net loss exposure resulting from transactions entered into for each purposes will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."

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RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may invest in illiquid, restricted, or not readily marketable securities, except MagnaCap Fund, MidCap Opportunities, Growth Opportunities, SmallCap Opportunities and the Funds that comprise Mayflower Trust may not invest in restricted securities (Mayflower Trust is also not permitted to invest in illiquid securities), if the Investment Adviser or Sub-Adviser believes that it presents an attractive investment opportunity.

     Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between the Funds' decision to dispose of these securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Funds. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Funds would be permitted to sell them. Thus, the Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Funds may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Funds at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Funds in good faith pursuant to procedures adopted by the Company's Board of Directors/Trustees.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of the Funds are registered for sale.

OTHER INVESTMENT COMPANIES

     Each Fund except MagnaCap Fund and the Funds that comprise Pilgrim Mayflower Trust may invest in other investment companies ("Underlying Funds"). Each Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. The Funds may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Funds. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

     INVESTMENT COMPANIES THAT INVEST IN SENIOR LOANS.

     Balanced Fund may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes ("Senior Loans"). Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

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     Substantial  increases  in  interest  rates may cause an  increase  in loan
defaults  as  borrowers   may  lack   resources  to  meet  higher  debt  service
requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

     Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

     CREDIT RISK. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

     In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

     COLLATERAL. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized.

     LIMITED SECONDARY MARKET. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

     HYBRID LOANS. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With

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Hybrid  Loans,  a fund may not possess a senior  claim to all of the  collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

     SUBORDINATED AND UNSECURED LOANS. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

GUARANTEED INVESTMENT CONTRACTS

     The Funds that comprise the Pilgrim Funds Trust may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Funds may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% (10% in the case of Money Market Funds) of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

PRIVATE FUNDS

     The funds that comprise the Pilgrim Funds Trust may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser or Sub-Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the

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basis of current  short-term  rates  (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the Investment Company Act.

     Pursuant to an Exemptive Order under Section 17(d) and Rule 17d-1 obtained by SmallCap Opportunities and Growth Opportunities Funds, on March 5, 1991, such Funds may deposit uninvested cash balances into a single joint account to be used to enter into repurchase agreements.

     As an alternative to using repurchase agreements, each of the funds which comprise Mayflower Trust, MidCap Opportunities Fund, SmallCap Opportunities Fund, and Growth Opportunities Fund, may, from time to time, invest up to 5% of its assets in money market investment companies sponsored by a third party for short-term liquidity purposes. Such investments are subject to the non-fundamental investment limitations described herein.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

     The Funds (except Financial Services Fund and MagnaCap Fund) may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

     In order to enhance portfolio returns and manage prepayment risks, the Funds (except Financial Services Fund, Growth and Income Fund, and MagnaCap
Fund) may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid

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assets  of the Fund,  in a dollar  amount  sufficient  to make  payment  for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

     Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, each Fund except Financial Services Fund and Growth and Income Fund may lend portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. The Funds may lend securities only to financial institutions such as banks, broker/ dealers and other recognized institutional investors in amounts up to 30% of the Fund's total assets. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan.

     The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

LOAN PARTICIPATION AND ASSIGNMENTS

Growth Opportunities, MidCap Opportunities, SmallCap Opportunities and the Funds that comprise Pilgrim Mayflower Trust may invest in loan participation and loan assignments. A Fund's investment in loan participation typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender

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that is selling the participation.  In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When a Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a Fund to value these securities for purposes of calculating its net asset value.

TO BE ANNOUNCED SALE COMMITMENTS

     The funds that comprise Pilgrim Mutual Funds, Mayflower Trust and MidCap Opportunities Fund, may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

FLOATING OR VARIABLE RATE INSTRUMENTS

     The Funds that comprise Mayflower Trust, MidCap Opportunities Fund, Pilgrim Funds Trust, Pilgrim Mutual Funds, SmallCap Opportunities Fund, and Growth Opportunities Fund may purchase floating or variable rate bonds, which normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds. Other longer term fixed-rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since the Fund may retain the bond if interest rates decline. By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

     A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may

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dispose of or  renegotiate a commitment  after it is entered into,  and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

SHORT SALES

     The Funds that comprise Mayflower Trust, MidCap Growth Fund, SmallCap Growth Fund, Equity Trust, SmallCap Opportunities Fund, and Growth Opportunities Fund may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box"). MidCap Growth Fund and SmallCap Growth Fund may also make short sales of securities which they do not own or have the right to acquire.

     In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

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
     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the Investment Company Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Trust's Board of Directors/Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

     The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

DIVERSIFICATION

     Each Fund except Internet Fund is "diversified" within the meaning of the Investment Company Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

     The equity securities of each issuer that are included in the investment portfolio of a Fund are purchased by the Investment Adviser or Sub-Adviser in approximately equal amounts, and the Investment Adviser or Sub-Adviser attempts to stay fully invested within the applicable percentage limitations set forth in the Prospectus. In addition, for each issuer whose securities are added to an investment portfolio, the Investment Adviser or Sub-Adviser sells the securities of one of the issuers currently included in the portfolio.

     Internet Fund is classified as a non-diversified investment company under the 1940 Act, which means that it is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company. The Fund "concentrates" (for purposes of the 1940 Act) its assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

BORROWING

     The Funds that comprise Pilgrim Mutual Funds may each borrow up to 20% of their total net assets for temporary, extraordinary, or emergency purposes. MagnaCap Fund may borrow from banks solely for temporary or emergency purposes, but not in an amount exceeding 5% of the value of its total assets. Financial Services Fund may borrow, only in an amount up to 15% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions. Growth Opportunities and SmallCap Opportunities Fund may borrow up to 5% of total assets from a bank as a temporary measure for extraordinary or emergency purposes. MidCap Opportunities may borrow, only in an amount up to 10% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions. The Biotechnology Fund may borrow money for temporary or emergency purposes in amounts not exceeding 15% of the value of its total assets at the time when the loan is made, and for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings.. Growth + Value Fund may not borrow any amount in excess of 10% of their respective assets other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets. As part of its fundamental policies, the Research Enhanced Index Fund may not borrow any amount in excess of 33 1/3% of the Fund's assets, other than for temporary emergency or administrative purposes. As an operating policy, the Research Enhanced Index Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, this Fund will not make additional investments when its borrowings, including those investment techniques which are regarded as a form of borrowing, are in excess of 5% of total assets. If the Research Enhanced Index Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified. Growth and Income may borrow money from a bank not in excess of the lesser of:
(a) 5% of the gross assets of the Fund at the current market value at the time of such borrowing; or (b) 10% of the gross assets of the Fund taken at cost. The Funds that comprise Pilgrim Funds Trust may borrow from banks up to 33 1/3% of the current value of its net assets to purchase securities and for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 33 1/3% of the current value of that Fund's net assets.

     Under the Investment Company Act of 1940, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

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
     When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

                             INVESTMENT RESTRICTIONS

     All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

INVESTMENT RESTRICTIONS -- FINANCIAL SERVICES FUND

     The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

     (1) Invest more than 25% of its total assets in any industry or group of related industries other than financial services industries, except for temporary or defensive positions.

     (2) Borrow, except that it may borrow in an amount up to 15% of its total assets to obtain such short-term credits as are necessary for the clearance of securities transactions.

     (3) Invest more than 5% of the value of its net assets in marketable warrants to purchase common stock.

     (4) Purchase securities of any one issuer, other than U.S. Government securities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of an issuer or more than 10% of any class of securities of an issuer, except that up to 25% of the Fund's total assets may be invested without regard to the restrictions in this Item 6. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences.

     (5) Act as an underwriter of securities of other issuers, except, to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities (See also Item 4 above.).

     (6) Purchase or sell real estate, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, or write, purchase, or sell straddles, spreads or combinations thereof.

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
     (7) Make loans, except that the Fund may purchase or hold Debt Securities in accordance with its investment policies and objectives.

     (8) Purchase securities on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings permitted by Item 2 above and then only in an amount up to 15% of the value of the Fund's total assets at the time of borrowing.

     (9) Issue senior securities, except (1) insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's fundamental restriction on borrowing and
          (2) as permitted by the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder or an exemption therefrom.

     The Fund is also subject to the following investment restrictions and policies that are not fundamental and may be changed by the Board of Directors/Trustees without shareholder approval. The Fund may not:

     (10) Invest in illiquid securities if, as a result, more than 15% of the Fund's net assets would be invested in such securities.

     (11) Participate on a joint or joint and several basis in any trading account in securities.

     (12) Purchase  securities  of any issuer  for the  purposes  of  exercising
          control  or   management,   except  in   connection   with  a  merger,
          consolidation, acquisition or reorganization.

     (13) Invest more than 5% of the Fund's total assets in securities of any issuer which, together with its predecessors, has been in continuous operation less than three years.

     (14) Purchase or retain the securities of any issuer if those officers or Directors/Trustees of the Fund or officers or Directors/Trustees of the Investment Adviser who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

     (15) Invest in illiquid securities if, as a result, more than 15% of the Fund's net assets would be invested in such securities.

INVESTMENT RESTRICTIONS -- GROWTH + VALUE FUND

     The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. The Fund may not:

     (1) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks but only if, immediately after such borrowing there is asset coverage of 300%, and (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

     (2)  Underwrite the securities of others;

     (3) Purchase or sell real property, including real estate limited partnerships (each of these Funds may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

     (4) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

     (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or Pilgrim, subject to conditions established by Pilgrim) (See "Lending Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the cur-rent Prospectus and SAI of the Fund;

     (6) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

     (7) Sell short, except that these Funds may enter into short sales against the box;

     (8) Invest more than 25% of its assets in any one industry or related group of industries;

     (9) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

     (10) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund; -

     (11) Borrow money except to the extent permitted under the 1940 Act;

     The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

     (1) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that these Funds may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

     (2) Make an investment for the purpose of exercising control over management;

     (3)  Invest more than 15% of its net assets in illiquid securities; or


     (4) Borrow any amount in excess of 10% of their respective assets, other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- GROWTH AND INCOME FUND

     The Fund has adopted the following investment restrictions that cannot be changed without shareholder approval. The Fund shareholder vote required for modification of the investment policies or restrictions listed below is the lesser of: (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% are present or represented by proxy; or (b) more than 50% of the voting securities. The Fund may not:

     (1)  Issue senior securities;

     (2)  Underwrite securities of other issuers;

     (3) Purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in real estate investment trusts whose securities are registered under the Securities Act of 1933 and are readily marketable);

     (4) Make loans to other persons except (a) through the purchase of a portion or portions of publicly distributed bonds, notes, debentures and evidences of indebtedness authorized by its investment policy, or
          (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days; (5) Purchase the securities of another investment company or investment trust except in the open market where no profit results to a sponsor or dealer, other than the customary broker's commission;

     (6)  Purchase any security on margin or effect a short sale of a security;

     (7) Buy securities from or sell securities to any of its officers and directors/trustees or those of the investment adviser or principal distributor as principal;

     (8) Contract to sell any security or evidence of interest therein except to the extent that the same shall be owned by the Fund;

     (9) Retain securities of an issuer when one or more of the officers and directors/trustees of the Fund or the investment adviser or a person owning more than 10% of the stock of either, own beneficially more than 0.5% of the securities of such issuer and the persons owning more than 0.5% of such securities together own beneficially more than 5% of the securities of such issuer;

     (10) Invest more than 5% of the value of its total assets in the securities of any one issuer nor acquire more than 10% of the outstanding voting securities of any one issuer;

     (11) Invest in companies for the purpose of exercising management or control; or

     (12) Concentrate its investments in a particular industry; thus the Fund will not purchase a security if the immediate effect of such purchase would be to increase the Fund's holdings in such industry above 25% of the Fund's assets.

     In addition to the above fundamental investment restrictions, the Fund has undertaken not to: a) invest an aggregate of more than 5% of its total assets in the securities of unseasoned issuers and equity securities of issuers which are not readily marketable; b) invest in puts, calls, straddles, spreads, and any combination thereof; or c) pledge, mortgage or hypothecate the assets of the Fund to an extent greater than 15% of the gross assets of the Fund taken at cost.

     The Fund has authority to borrow money from a bank not in excess of the lesser of: (a) 5% of the gross assets of the Fund at the current market value at the time of such borrowing; or (b) 10% of the gross assets of the Fund taken at cost. Any such borrowing may be undertaken only as a temporary measure for extraordinary or emergency purposes. This borrowing power has not been exercised by the Fund's management.

     The 5% diversification limitation set forth in subparagraph (x) above does not apply to obligations issued or guaranteed as to principal and interest by the United States Government, nor does it apply to bank certificates of deposit, which are not classified by the Fund as securities for the purposes of this limitation.

     The Fund may not use more than 5% of its net assets to purchase illiquid securities. The Fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. The Fund also treats repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Board of Directors/Trustees and guidelines adopted by the Board of Directors/Trustees, the Investment Adviser has determined to be liquid.

INVESTMENT RESTRICTIONS -- MAGNACAP FUND

     The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

     (1)  Engage in the underwriting of securities of other issuers.

     (2) Invest in "restricted securities" which cannot in the absence of an exemption be sold without an effective registration statement under the Securities Act of 1933, as amended.

     (3) Engage in the purchase and sale of interests in real estate, commodities or commodity contracts (although this does not preclude marketable securities of companies engaged in these activities).

     (4) Engage in the making of loans to other persons, except (a) through the purchase of a portion of an issue of publicly distributed bonds, debentures or other evidences of indebtedness customarily purchased by institutional investors or (b) by the loan of its portfolio securities in accordance with the policies described under "Lending of Portfolio Securities."

     (5) Borrow money except from banks for temporary or emergency purposes, and then not in excess of 5% of the value of its total assets.

     (6) Mortgage, pledge or hypothecate its assets in any manner, except in connection with any authorized borrowings and then not in excess of 10% of the value of its total assets.

     (7) Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of its portfolio transactions.

     (8) Effect short sales, or purchase or sell puts, calls, spreads or straddles.

     (9) Buy or sell oil, gas, or other mineral leases, rights or royalty contracts, or participate on a joint or joint and several basis in any securities trading account.

     (10) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

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
     (11) Invest more than 25% of the value of its total assets in any one industry.

     (12) Purchase  or retain in its  portfolio  any  security  if an Officer or
          Director/Trustee of the Fund or its investment Adviser owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and in the aggregate such persons own beneficially more than 5% of the outstanding securities of such issuer.

     (13) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies or investment techniques, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

     The Fund is also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of
Directors/Trustee without shareholder approval. The Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of its net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. The Fund will not engage in the purchase or sale of real estate or real estate limited partnerships. The Fund also will not make loans to other persons unless collateral values are continuously maintained at no less than 100% by "marking to market" daily. The Fund also may not invest more than 5% of its total assets in securities of companies which, including predecessors, have not had a record of at least three years of continuous operations, and may not invest in any restricted securities.

INVESTMENT RESTRICTIONS -- MIDCAP OPPORTUNITIES FUND

     The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

     (1) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks up to 10% of its net assets for temporary purposes but only if, immediately after such borrowing there is asset coverage of 300%, and
          (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

     (2)  Underwrite the securities of others;

     (3) Purchase or sell real property, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

     (4) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

     (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or Pilgrim, subject to conditions established by Pilgrim), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

     (6) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

     (7) Sell short, except that the Fund may enter into short sales against the box;

     (8) Invest more than 25% of its assets in any one industry or related group of industries;

     (9) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

     (10) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

     (11) Borrow money in excess of 10% of its net assets for temporary purposes;

     The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

     (1) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

     (2) Make an investment for the purpose of exercising control over management;

     (3)  Invest more than 15% of its net assets in illiquid securities; or

     (4) Borrow any amount in excess of 10% of the Fund's assets, other than for temporary emergency or administrative purposes. In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS -- PILGRIM FUNDS TRUST

     The Funds have adopted the following investment restrictions that cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of a Fund's outstanding voting shares.

     The Funds, except as indicated, may not:

     (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

     (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

     (4)  Invest  in  companies  for  the  purpose  of  exercising   control  or
          management;

     (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and (d) Pilgrim Global Information Technology Fund, and Pilgrim Global Communications Fund will concentrate their investments as described in the Prospectus.

     The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

     (9) Invest more than 15%, 10% in the case of the ING Money Market Funds, of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

     In addition, Tax Efficient Equity Fund is a diversified fund. As such, it will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.

     Each Fund will only purchase fixed income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody's, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the Sub-Adviser. Money market securities, certificates of deposit, banker's acceptance and commercial paper purchased by the Stock Funds must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Stock Fund's Sub-Adviser.

INVESTMENT RESTRICTIONS -- PILGRIM MUTUAL FUNDS

     The Funds have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (are defined in the 1940 Act).

     The investment objective of each Fund is a fundamental policy. In addition, the Funds may not:

     (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities.

     (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

     (3) Invest 25% or more of the market value of its total assets in the securities of issuers any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities or to investments by the Money Market Fund in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks.

     (4) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

     (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets. This restriction does not apply to the Money Market Fund.

     (6) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

     (7) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions, and shall not apply to the Money Market Fund.

     (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

     (9) Invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid.

     (10) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     (11) Engage in short sales (other than MidCap Growth, and SmallCap Growth), except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

     (12) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the Investment Company Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

     (13) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions.

     (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

     (15) Purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets,
          (iii) not more than 25% of a Fund's  net assets  would be hedged,  and
          (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

     For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Funds from entering into instruments that have the character of a loan, I.E., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Trust considers the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the Securities Act of 1933. As a result, the Funds may invest in such securities. Further, the Trust does not consider investment restriction number 5 to prevent the Funds from investing in investment companies that invest in loans.

OPERATING RESTRICTIONS - FOR PILGRIM MUTUAL FUNDS

     As a matter of operating (not fundamental) policy adopted by the Board of Trustees of the Trust, the Funds may not:

     (1) Invest in interests in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although a Fund may invest in the securities of companies which invest in or sponsor such programs.

     (2) Lend any securities from its portfolio unless the value of the collateral received therefor is continuously maintained in an amount not less than 100% of the value of the loaned securities by marking to market daily.

INVESTMENT RESTRICTIONS -- RESEARCH ENHANCED INDEX FUND

     The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

     (1) Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (a) borrow from banks up to 33 1/3% of its net assets for temporary purposes but only if, immediately after such borrowing there is asset coverage of 300%, and
          (b) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

     (2)  Underwrite the securities of others;

     (3) Purchase or sell real estate, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

     (4) Deal in commodities or commodity contracts, except in the manner described in the current Prospectus and SAI of the Fund;

     (5) Make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33 1/3% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or Pilgrim, subject to conditions established by Pilgrim) (See "Lending Portfolio Securities" in this SAI), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectus and SAI of the Fund;

     (6)  Invest more than 25% of its assets in any one industry;

     (7) With respect to 75% of the Fund's assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

     (8) Purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

     The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, a Fund may not:

     (1) Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

     (2) Sell short, except that the Fund may enter into short sales against the box;

     (3) Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act, rules thereunder or any order pursuant thereto or by any state in which shares of the Fund are registered;

     (4) Make an investment for the purpose of exercising control over management;

     (5)  Invest more than 15% of its net assets in illiquid securities; or

     (6) Borrow any amount in excess of 33 1/3% of the Fund's assets, other than for temporary emergency or administrative purposes.

     As a fundamental policy, this Fund may borrow money from banks to the extent permitted under the 1940 Act. As an operating (non-fundamental) policy, this Fund does not intend to borrow any amount in excess of 10% of its assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, this Fund will not make additional investments when its borrowings, including those investment techniques which are regarded as a form of borrowing, are in excess of 5% of total assets. If this Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.

     In addition to the above noted investment policies, Research Enhanced Index Fund's Sub-Adviser intends to manage the Fund so that it closely approximates Index.

INVESTMENT RESTRICTIONS -- SMALLCAP OPPORTUNITIES FUND AND GROWTH OPPORTUNITIES FUNDS

     The Funds have adopted the following investment restrictions as fundamental policies that cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. The Funds may not:

     (1) Borrow money, except from a bank and as a temporary measure for extraordinary or emergency purposes, provided the Fund maintains asset coverage of 300% for all borrowings;

     (2) Purchase securities of any one issuer (except U.S. government securities) if, as a result, more than 5% of the Fund's total assets would be invested in that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of the issuer; PROVIDED, HOWEVER, that up to 25% of the Fund's total assets may be invested without regard to these limitations;

     (3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

     (4) Concentrate its assets in the securities of issuers all of which conduct their principal business activities in the same industry (this restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

     (5) Make any investment in real estate, commodities or commodities contracts, except that these Funds may: (a) purchase or sell readily marketable securities that are secured by interest in real estate or issued by companies that deal in real estate, including real estate investment and mortgage investment trusts; and (b) engage in financial futures contracts and related options, as described herein and in the Fund's Prospectus;

     (6) Make loans, except that each of these Funds may: (a) invest in repurchase agreements, and (b) loan its portfolio securities in amounts up to one-third of the market or other fair value of its total assets;

     (7) Issue senior securities, except as appropriate to evidence indebtedness that it is permitted to incur, provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options is not considered the issuance of senior securities;

     (8) Borrow money in excess of 5% of its total assets (taken at market value);

     (9) Pledge, mortgage or hypothecate in excess of 5% of its total assets (the deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts and related options is not considered a pledge or hypothecation of assets);

     (10) Purchase more than 10% of the voting securities of any one issuer, except U.S. government securities;

     (11) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than 7 days, that cannot be disposed of within the normal course of business at approximately the amount at which the Fund has valued the securities, excluding restricted securities that have been determined by the Trustees of the Fund (or the persons designated by them to make such determinations) to be readily marketable;

     (12) Purchase securities of any issuer with a record of less than 3 years of continuous operations, including predecessors, except U.S. government securities and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

     The Funds are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Funds may not:

     (1) Purchase securities on margin, except these Funds may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities (the deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options is not considered the purchase of a security on margin);

     (2) Write put and call options, unless the options are covered and the Fund invests through premium payments no more than 5% of its total assets in options transactions, other than options on futures contracts;

     (3) Purchase and sell futures contracts and options on futures contracts, unless the sum of margin deposits on all futures contracts held by the Fund, and premiums paid on related options held by the Fund, does not exceed more than 5% of the Fund's total assets, unless the transaction meets certain "bona fide hedging", criteria (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5%);

     (4) Invest in securities of any issuer if any officer or Trustee of the Fund or any officer or director of Pilgrim owns more than 1/2 of 1% of the outstanding securities of the issuer, and such officers, directors and Trustees own in the aggregate more than 5% of the securities of such issuer;

     (5) Invest in interests in oil, gas or other mineral exploration or development programs, (although it may invest in issuers that own or invest in such interests);

     (6) Purchase securities of any investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets;

     (7) Purchase more than 3% of the outstanding voting securities of another investment company, invest more than 5% of its total assets in another investment company, or invest more than 10% of its total assets in other investment companies;

     (8) Purchase warrants if, as a result, warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's net assets or if warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements, taken at the lower of cost or market value, would represent more than 2% of the value of the Fund's net assets (for this purpose, warrants attached to securities will be deemed to have no value); or

     (9) Make short sales, unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions.

                  INVESTMENT RESTRICTIONS - BIOTECHNOLOGY FUND

     The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

     (1)  Issue any senior  security  (as defined in the 1940 Act),  except that
          (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

     (2) Borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) the Fund may borrow money for temporary or emergency purposes in amounts not exceeding 15% of the value of its total assets at the time when the loan is made; and (d) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

     (3) Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by the Fund for its portfolio, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933, as amended (the "1933 Act").

     (4) Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts ("REITs"), which deal in real estate or interests therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur, for example, if the Fund holds a security that is collateralized by an interest in real estate and the security defaults).

     (5) Make loans, except that, to the extent appropriate under its investment program, the Fund may purchase bonds, debentures or other debt securities, including short-term obligations; enter into repurchase transactions; and lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (6) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into futures contracts and related options; and may engage in transactions on a when-issued or forward commitment basis.


     (7) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or purchase more than 10% of the outstanding voting securities of any issuer.

     (8) Concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in the Biotechnology industry. This limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

     Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time of purchase, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change.

                             PORTFOLIO TRANSACTIONS

     Each Investment Management Agreement and Portfolio Management Agreement or Sub-Advisory Agreement authorizes each Investment Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for their respective Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements and Portfolio Management Agreements or Sub-Advisory Agreements, each Investment Adviser or Sub-Advisor determines, subject to the instructions of and review by the Board of Directors/Trustees of a Fund, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

     In placing portfolio transactions, each Investment Adviser or Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. With respect to Financial Services Fund, such other factors would include the firm's ability to engage in transactions in shares of banks, thrifts and other issuers involved in the financial services industry that are not listed on an organized stock exchange. The Investment Adviser or Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or the Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or Sub-Adviser to be useful in varying degrees, but of indeterminable value. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the Pilgrim Group or the Investment Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

     While it will continue to be the Pilgrim Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Adviser or the Sub-Adviser, even if the specific services were not imputed to the Fund and were useful to the Investment Adviser and/or Sub-Adviser in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.

     Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

     Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund's Investment Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board of Directors/Trustees. To the extent any of the Pilgrim Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Insofar as a specific Fund is concerned, this system could have a detrimental effect on the price or value of the security.

     Each Fund does not intend to effect any transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Adviser, except for any sales of portfolio securities that may legally be made pursuant to a tender offer, in which event the Investment Adviser will offset against its management fee a part of any tender fees that may be legally received and retained by an affiliated broker-dealer.

     Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Investment Adviser or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Pilgrim Funds will not necessarily pay the lowest spread or commission available.

     Brokerage commissions paid by each Fund for previous fiscal years/periods are as follows:

                                               JUNE 30
                           MAY 31     --------------------------       MARCH 31
                           2001(1)       2000           1999(2)          1999
                           -------       ----           -------          ----
Balanced Fund(3)                      $  102,510      $   38,023      $   25,782
Convertible Fund                      $  134,086      $   15,340      $  158,049
LargeCap Growth Fund(3)               $1,017,307      $   58,467      $  115,558
MidCap Growth Fund(4)                 $  677,532      $  344,683      $1,291,517
SmallCap Growth Fund(4)               $  545,288      $  156,586      $  974,722

----------
(1)  For the eleven month period from July 1, 2001 through May 31, 2001.
(2)  For the three month period from April 1, 1999 through June 30, 1999.
(3) The increase in brokerage commissions paid by the Fund during the most recent fiscal year in comparison to the two preceding fiscal years is due to the substantial increase in the sale of shares held by the Funds during 2000.
(4) The decrease in brokerage commissions paid by the Fund during the most recent fiscal year in comparison to the two preceding fiscal years is due to the decrease in the sale of shares held by the Funds.

                                                           JUNE 30
                                  MAY 31          -------------------------
                                  2001(1)         2000                 1999
                                  -------         ----                 ----
Financial Services Fund                          $359,31             $584,160
MagnaCap Fund                                   $301,665             $300,524

----------
(1)  For the eleven month period from July 1, 2001 through May 31, 2001.

                                                              OCTOBER 31
                                           MAY 31        --------------------
                                           2001(1)       2000            1999
                                           -------       ----            ----
Growth + Value Fund(2)                                 $731,028        $374,786
Research Enhanced Index Fund(2) (3)                    $165,557        $103,616
Tax-Efficient Equity Fund(4)                           $ 32,736        $ 53,629
Pilgrim Internet Fund(5)                               $ 29,897        $  3,208

----------
(1)  For the seven month period from November 1, 2001 through May 31, 2001.
(2) The increase in brokerage commissions paid by the Fund during the most recent fiscal year in comparison to the two preceding fiscal years is due to the substantial increase in the sale of shares held by the Fund during 2000.
(3)  The Research Enhanced Index Fund commenced operations on December 30, 1998.
(4)  The Tax Efficient Equity Fund commenced operations on December 15, 1998.
(5)  The Internet Fund commenced operations on July 1, 1999.

                                                             DECEMBER 31
                                           MAY 31        --------------------
                                           2001(1)       2000            1999
                                           -------       ----            ----
SmallCap Opportunities Fund(2)                        $1,042,831      $  429,651
MidCap Opportunities Fund(2)                          $  393,763      $  144,341
Biotechnology Fund
Growth Opportunities Fund(2)                          $3,193,870      $1,091,033
Growth and Income Fund                                $  592,997      $  482,487

----------
(1)  For the five month period from January 1, 2001 through May 31, 2001.
(2) The increase in brokerage commissions paid by the Fund during the most recent fiscal year in comparison to the two preceding fiscal years is due to the substantial increase in the sale of shares held by the Funds during 2000.

     Of the total commissions paid during the fiscal year ended May 31, 2001, $____________was paid to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

     During the year ended May 31, 2001, the following Funds (or their predecessor master funds) acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents:

     The holdings of securities of such brokers and dealers were as follows as of May 31, 2001. _____________

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the Pilgrim Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Company's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M Shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

     Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Investment Adviser or Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. Each Company reserves the right to amend or terminate this practice at any time.

SPECIAL PURCHASES AT NET ASSET VALUE

     Class A or Class M Shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

     Class A Shares of the Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the Pilgrim Fund purchased.

     Additionally, Class A or Class M Shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Company (or the other open-end Pilgrim Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

     Shareholders of Pilgrim General Money Market shares who acquired their Shares by using all or a portion of the proceeds from the redemption of Class A or Class M Shares of other open-end Pilgrim Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.

     The officers, directors/trustees and bona fide full-time employees of each Company and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M Shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. Each Company may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

     Class A or M Shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser.

     Class A or Class M Shares may also be  purchased  without a sales charge by
(i) shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim Fund distributed by the Distributor or from Pilgrim Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A Shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Pilgrim Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Pilgrim Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and (vi) any registered investment company for which ING Pilgrim Investments serves as adviser.

     Shares of MagnaCap Fund are acquired at net asset value by State Street Bank & Trust, Kansas City, Missouri, as Custodian for Pilgrim Investment Plans, a unit investment trust for the accumulation of shares of the Fund. As of June 30, 1999, less than 2% of the Fund's then total outstanding shares were held by said Custodian for the account of such plan holders.

     The Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

     An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M Shares of any of the Funds which offers Class A Shares, Class M Shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Pilgrim Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

     An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at Pilgrim Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

     If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

     The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor (excluding Pilgrim General Money Market shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

     The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

     Shares of the Fund and other open-end Pilgrim Funds (excluding Pilgrim General Money Market shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof), including shares held by its employees under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A or Class M Shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

     Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

     Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, each Company has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

     Due to the relatively high cost of handling small investments, each Company reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

     The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

     Certain purchases of Class A Shares and most Class B and Class C Shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus. No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period,
(ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

     The CDSC or redemption fee will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund

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
either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A Shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

REINSTATEMENT PRIVILEGE

     If you sell Class B, Class C or Class T Shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T Shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

CONVERSION OF CLASS B SHARES

     A shareholder's Class B Shares will automatically convert to Class A Shares of the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs, together with a pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares, except that Class B Shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B Shares into Class A Shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B Shares so converted will no longer be subject to the higher expenses borne by Class B Shares. The conversion will be effected at the relative net asset values per share of the two Classes.

     CDSC SCHEDULE FOR SHARES OF EQUITY TRUST, SMALLCAP OPPORTUNITIES FUND,
         GROWTH OPPORTUNITIES FUND, AND MAYFLOWER TRUST PURCHASED BEFORE
                                NOVEMBER 1, 1999

     Effective November 1, 1999, the Funds listed above adopted a new CDSC schedule, as set forth in the prospectus. Class B Shares of those Funds purchased before November 1, 1999 are subject to the following contingent sales deferred change schedule:


          YEARS AFTER YOU                    CDSC AS A PERCENTAGE
         BOUGHT THE SHARES                    OF AMOUNT REDEEMED
         -----------------                    ------------------
              1st Year                               5.00%
              2nd Year                               4.00%
              3rd Year                               3.00%
              4th Year                               2.00%
              5th Year                               2.00%
           After 5 Years                               --

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
     Prior to November 6, 2000, the contingent deferred sales charge on purchases of Class A shares of the Funds that comprise Pilgrim Funds Trust in excess of $1 million was different than the contingent deferred sales charge on similar purchases of the other Pilgrim Funds. Shareholders of the Funds that comprise Pilgrim Funds Trust that purchased Class A shares subject to a contingent deferred sales charge prior to November 6, 2000 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before November 6, 2000 were as follows:

                                                                  TIME PERIOD
                                                               DURING WHICH CDSC
                                           CDSC                     APPLIES
CDSC ON PURCHASES OF:                BEFORE 11/06/00            BEFORE 11/06/99
---------------------                ---------------            ---------------
$1,000,000 to $2,499,999                   1.00%                   12 Months
$2,500,000 to $4,999,999                   1.00%                   12 Months
$5,000,000 and over                        1.00%                   12 Months

DEALER COMMISSIONS AND OTHER INCENTIVES

     In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M Shares, the Distributor will reallow the following amounts to Authorized Dealers of record from the sales charge on such sales:

                                  EQUITY FUNDS

                                            DEALERS' REALLOWANCE AS A
                                           PERCENTAGE OF OFFERING PRICE
                                           ----------------------------
AMOUNT OF TRANSACTION                        CLASS A           CLASS M
---------------------                        -------           -------
 Less than $50,000                            5.00%             3.00%
 $50,000 - $99,999                            3.75%             2.00%
 $100,000 - $249,999                          2.75%             1.00%
 $250,000 - $499,000                          2.00%             1.00%
 $500,000 - $999,999                          1.75%             None
 $1,000,000 and over                        See below           None

     The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge ("CDSC") if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A Shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A Shares that are subject to a CDSC:

                                                       DEALER COMMISSION AS A
 AMOUNT OF TRANSACTION                             PERCENTAGE OF AMOUNT INVESTED
 ---------------------                             -----------------------------
$1,000,000 to $2,499,000                                       1.00%
$2,500,000 to $4,999,999                                       0.50%
$5,000,000 and over                                            0.25%

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
     Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A Shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

     The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B Shares subject to a CDSC. For purchases of Class C Shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

     The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Funds -- 12b-1 Plans" in this Statement of Additional Information.

     The Distributor may pay individual representatives of affiliated companies up to an additional 1.00% of the net asset value of Class A, Class B, Class C and/or Class I shares of the Funds sold by such persons. The affiliated companies, as such term is defined in the 1940 Act, are IFG Network Securities, Inc.; Locust Street Securities, Inc.; Multi-Financial Services Corporation; Vestax Securities Corp.; Southland Life Insurance Company; Security Life of Denver Insurance Company; Equitable Life Insurance Company of Iowa; Compulife Investor Services, Inc.; ING Barings Furman Selz LLC; ING Barings LLC; Washington Square Securities; Prime Vest Financial Services; Granite Investment Services; Split Rock Financial, Inc.; BancWest Investment Services; and
Financial Northeastern Securities, Inc. Representatives of the affiliated companies also may receive up to 0.20% of the net asset value of Class A, Class B and Class C shares of the Funds sold by them.

     In connection with 401(k) Plans that invest $1 million or more in Class A shares of the Funds, ING Pilgrim Securities will pay dealer compensation of 1% of the purchase price of the shares to the dealer from its own resources at the time of the initial rollover investment.

     For the period from November 1, 2000 through the close of business on October 31, 2002, the Distributor has committed to continue the trails on shares of the Pilgrim Internet Fund and the Pilgrim Tax Efficient Equity Fund sold prior to November 1, 2000 in accordance with the applicable annual fee rate based on the average daily net asset value of the shares held by a broker's investors, described below:

                  EQUITY FUNDS     FIXED INCOME FUNDS     MONEY MARKET FUNDS
                  ------------     ------------------     ------------------
CLASS A               0.40%               0.35%                  0.35%
CLASS B*              0.40%               0.40%                  0.40%
CLASS C*              1.00%              1.00%                   1.00%

----------
* Beginning in month 13.

                          DETERMINATION OF SHARE PRICE

     As noted in the Prospectus, the net asset value and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this SAI, the New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors/Trustees as the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus. The Long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

     Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of each Fund's Board of Directors/Trustees, in accordance with methods that are specifically authorized by the Board of Directors/Trustees. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Funds in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

     Options on currencies purchased by the Pilgrim Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Investment Adviser on that day.

     The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a

Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of net asset value of a Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to a Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Directors/Trustees.

     Foreign securities markets may close before a Fund determines its net asset value. European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's respective net asset values may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value unless the Investment Adviser, under the supervision of the Fund's Board of Directors/Trustees, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

     In computing a class of a Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

     The per share net asset value of Class A Shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

     Orders received by dealers prior to the close of regular trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

                             SHAREHOLDER INFORMATION

     Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

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
     The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

     Each Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

     As discussed in the Prospectus, the Pilgrim Funds provide a Pre-Authorized Investment Program ("Program") for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Pilgrim Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

     For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

     All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

     For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Pilgrim Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

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
INDIVIDUAL RETIREMENT ACCOUNTS

     Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Pilgrim Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

     Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

     As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

     (1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B Shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

     (2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

     (3) Pilgrim Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Pilgrim Funds' Prospectus or herein.

     (4) Telephone redemption requests must meet the following conditions to be accepted by Pilgrim Funds:

          (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.

          (b)  Certain  account   information  will  need  to  be  provided  for
               verification purposes before the redemption will be executed.

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
          (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a thirty (30) day period.

          (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

          (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

         (5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Pilgrim Fund being acquired.

         (6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

         (7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Pilgrim at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

         (8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Pilgrim Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

         (9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Pilgrim Funds' then-current prospectus.

         (10) Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN

     You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

     During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Class Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C Shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

     As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The Pilgrim Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Pilgrim Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional Shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

     The following discussion summarizes certain U.S. federal tax considerations generally affecting the Pilgrim Funds and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Pilgrim Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

     Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

     The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     The status of the Pilgrim Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

     Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

     Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

     Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT

     Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

     A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Pilgrim Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax

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liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS

     The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses
("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

     Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

     If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

     It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES

     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

     Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30.5% for 2001 (after August 6th) and 30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

     Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

REDEMPTIONS

     The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the Exchange is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available. Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

     The contingent deferred sales charge will be waived with respect to Class T Shares in the following instances: (i) any partial or complete redemption of shares of a shareholder who dies or becomes disabled, so long as the redemption is requested within one year of death or the initial determination of disability; (ii) any partial or complete redemption in connection with distributions under Individual Retirement Accounts ("IRAs") or other qualified retirement plans in connection with a lump sum or other form of distribution following retirement within the meaning of Section 72(t)(2)(A) (iv) or (v) of the Code, disability or death, or after attaining the age of 59 1/2 in the case of an IRA, Keogh Plan or custodial account pursuant to Section 403(b)(7) of the Code, or on any redemption that results from a tax free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or Section 4979(f) of the Code; (iii) redemptions effected pursuant to the Funds' right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than $500; (iv) redemptions effected by (A) employees of The Advest Group, Inc. ("AGI") and its subsidiaries, (B) IRAs, Keogh plans and employee benefit plans for those employees, and (C) spouses and minor children of those employees, so long as orders for shares are placed on behalf of the spouses or children by the employees; (v) redemptions effected by accounts managed by investment advisory subsidiaries of AGI registered under the Investment Advisers Act of 1940; and (vi) redemptions in connection with exchanges of Fund Class T Shares, including shares of the Class T account of the Money Market Portfolio.

EXCHANGES

     The following conditions must be met for all exchanges among the Funds and the Money Market Portfolio: (i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the Shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange; (iv) except for exchanges into the Money Market Portfolio, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

     Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of ING Pilgrim to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING Pilgrim reserves the right to reject any exchange request.

     If you exchange into Pilgrim Senior Income Fund, your ability to sell or liquidate your investment will be limited. Pilgrim Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make quarterly repurchase offers of 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one quarter. You also would not have liquidity between these quarterly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of the Pilgrim Senior Income Fund prospectus or any other Pilgrim Fund prospectus by calling (800) 992-0180.

     You are not required to pay an applicable CDSC upon an exchange from any Pilgrim Fund into the Pilgrim Senior Income Fund. However, if you exchange into the Pilgrim Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original Pilgrim Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original Pilgrim Fund.

CONVERSION FEATURE

     Class B and Class T Shares of each Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B or Class T Shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund.

                         CALCULATION OF PERFORMANCE DATA

     Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                         n
                                 P(1 + T)  = ERV

Where:

    P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
  ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     All total return figures assume that all dividends are reinvested when paid.

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

     Prior to October 17, 1997, Financial Services Fund operated as a closed-end investment company. Upon conversion of the Fund to an open-end investment company on October 17, 1997, all outstanding shares of Common Stock of the Fund were designated as Class A Shares. Performance information for the period prior to October 17, 1997 reflects the performance of the Fund as a closed-end fund. Performance information presented by the Fund for all periods is restated to reflect the current maximum front-end sales load payable by the Class A Shares of the Fund. Performance information for the period prior to October 17, 1997 has not been adjusted to reflect annual Rule 12b-1 fees of Class A Shares plus additional expenses incurred in connection with operating as an open-end investment company. Performance would have been lower if adjusted for these charges and expenses. Performance information for all periods after October 17, 1997 reflects Class A's annual Rule 12b-1 fees and other expenses associated with open-end investment companies.

     Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                       a-b    6
                             Yield= 2[(--- +1) -1]
                                        cd

where

     a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
     d = the maximum offering price per share on the last day of the period.

     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above. A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

     Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

     Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

     In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, Class Q, and Class T Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc.,
Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results. Prior to October 17, 1997, Financial Services Fund was rated as a closed-end fund, which had a different fee structure. Fee structures are incorporated into certain ratings. If the Fund had been rated using the fee structure of an open-end fund, ratings for those periods may have been different.

     The yield for the various classes of Pilgrim fixed income funds for the month ended May 31, 2001 was as follows:


FUND                              CLASS A          CLASS B          CLASS C           CLASS M          CLASS Q
----                              -------          -------          -------           -------          -------
Convertible Fund                                                                        N/A
Balanced Fund                                                                           N/A

     The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended May 31, 2001, if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to May 31, 2001, are as follows:

                                                                                       SINCE
                                  1 YEAR           5 YEAR            10 YEAR         INCEPTION       INCEPTION DATE
                                  ------           ------            -------         ---------       --------------
MagnaCap Fund
-------------
Class A                                                                                                  8/30/73
Class B                                                                 --                               7/17/95
Class C                                              --                 --                                6/1/99
Class M                                                                 --                               7/17/95
Class Q                                              --                 --                              11/19/99

Financial Services Fund
-----------------------
Class A                                                                                                  1/24/86
Class B                                              --                 --                              10/20/97

LargeCap Growth Fund
--------------------
Class A                                              --                 --                               7/21/97
Class B                                              --                 --                               7/21/97
Class C                                              --                 --                               7/21/97
Class Q                                              --                 --                               7/21/97

MidCap Growth Fund
------------------
Class A                                                                 --                               4/19/93
Class B                                                                 --                               5/31/95
Class C                                                                 --                               4/19/93
Class Q                                                                 --                               6/30/94

                                                                                       SINCE
                                  1 YEAR           5 YEAR            10 YEAR         INCEPTION       INCEPTION DATE
                                  ------           ------            -------         ---------       --------------
SmallCap Growth Fund
--------------------
Class A                                                                 --                              12/27/93
Class B                                                                 --                               5/31/95
Class C                                                                 --                              12/27/93
Class Q                                                                 --                               8/31/95

Convertible Fund
----------------
Class A                                                                 --                               4/19/93
Class B                                                                 --                               5/31/95
Class C                                                                 --                               4/19/93
Class Q                                                                 --                               8/31/95

Balanced Fund
-------------
Class A                                                                 --                               4/19/93
Class B                                                                 --                               5/31/95
Class C                                                                 --                               4/19/93
Class Q                                                                 --                               8/31/95
Class T                             --               --                 --                               3/31/00

Growth + Value Fund
-------------------
Class A                                              --                 --                              11/18/96
Class B                                              --                 --                              11/18/96
Class C                                              --                 --                              11/18/96
Class Q                             --               --                 --                               6/05/00

Research Enhanced
Index Fund
----------
Class A                                              --                 --                              12/30/98
Class B                                              --                 --                              12/30/98
Class C                                              --                 --                              12/30/98
Class I                                              --                 --                              12/30/98
Class Q                             --               --                 --                                4/4/00

SmallCap Opportunities Fund
---------------------------
Class A                                                                 --                               6/5/95
Class B                                                                 --                               6/5/95
Class C                                                                 --                               6/5/95
Class T                                                                                                  2/3/86
Class I                                              --                 --                               4/1/99
Class Q                             --               --                 --                               4/4/00

                                                                                       SINCE
                                  1 YEAR           5 YEAR            10 YEAR         INCEPTION       INCEPTION DATE
                                  ------           ------            -------         ---------       --------------
MidCap Opportunities Fund
-------------------------
Class A                                              --                 --                               8/20/98
Class B                                              --                 --                               8/20/98
Class C                                              --                 --                               8/20/98
Class I                                              --                 --                               8/20/98
Class Q                             --               --                 --                                4/4/00

Growth Opportunities Fund
-------------------------
Class A                                                                 --                                6/5/95
Class B                                                                 --                                6/5/95
Class C                                                                 --                                6/5/95
Class T                                                                                                   2/3/86
Class I                                              --                 --                               3/31/97
Class Q                             --               --                 --                                6/1/00

Tax Efficient Equity Fund
-------------------------
Class A                                              --                 --                              12/15/98
Class B                                              --                 --                              12/15/98
Class C                                              --                 --                              12/15/98

Pilgrim Internet Fund
---------------------
Class A                                              --                 --                                7/1/99
Class B                                              --                 --                                7/1/99
Class C                                              --                 --                                7/1/99

Growth and Income Fund
----------------------
Class A(1)                                                                               --              2/11/59
Class B                             --                --                --                               8/22/00
Class C                             --                --                --                               9/26/00

Biotechnology Fund
------------------
Class A                             N/A              N/A               N/A               N/A            11/05/01
Class B                             N/A              N/A               N/A               N/A            11/05/01
Class C                             N/A              N/A               N/A               N/A            11/05/01

----------
(1) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares.

     Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations,  including  but not  limited  to age  characteristics,  of  various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other Pilgrim Funds and the dollar amount of the assets under management;
(vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

     In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, Pilgrim Capital, ING
Pilgrim Group,  LLC or affiliates of the Company,  the Investment  Adviser,  the
Sub-Advisers, Pilgrim Capital or ING Pilgrim Group, LLC including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim Funds by Pilgrim Capital; (iv) the past performance of Pilgrim Capital and ING Pilgrim Group, LLC; (v) the past performance of other funds managed by the Investment Adviser; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.

                               GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

     The authorized capital stock of Pilgrim Investment Funds, Inc. consists of 500,000,000 shares of $.10 par value each, of which 200,000,000 shares are classified as Shares of MagnaCap Fund. The authorized capital stock of Pilgrim Financial Services Fund, Inc. consists of 100,000,000 shares of common stock having a par value of $0.001/per share. Holders of shares of Pilgrim Financial Services Fund, Inc. have one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. The authorized capital of Pilgrim Mutual Funds, Pilgrim Equity Trust, Pilgrim SmallCap Opportunities Fund, Pilgrim Growth Opportunities Fund, and Pilgrim Mayflower Trust, is in each case an unlimited number of shares of beneficial interest. The authorized capital of Growth and Income Fund consists of 500,000,000 shares of common stock having a par value of $0.001/per share. The authorized capital of Pilgrim Funds Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.. Holders of shares of each Funds have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors/Trustees can elect 100% of the Directors/Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Directors/Trustees will not be able to elect any person or persons to the Board of Directors/Trustees. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors/Trustees unless and until such time as less than a majority of the Directors/Trustees holding office have been elected by shareholders, at which time the Directors/Trustees then in office will call a shareholders' meeting for the election of Directors/Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Directors/Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Directors/Trustees will continue to hold office and appoint successor Directors/Trustees.

     The Board of Directors/Trustees may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Directors/Trustees may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Directors/Trustees of the Company by written notice to shareholders of such series or class. Shareholders may remove Directors/Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

     The cash and securities owned by Growth + Value, Research Enhanced Index, LargeCap Growth, MidCap Growth, SmallCap Growth, Convertible, Balanced, MagnaCap and Financial Services Funds are held by State Street, 801 Pennsylvania, Kansas City, Missouri 64105, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

     The cash and securities owned by Growth & Income Fund are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, as custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

LEGAL COUNSEL

     Legal matters for each Company are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.

INDEPENDENT AUDITORS

     KPMG LLP acts as independent auditors for the funds.


OTHER INFORMATION

     Each Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in each Company's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

     Investors in the Funds will be kept informed of the Funds' progress through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by independent certified public accountants.

REPORTS TO SHAREHOLDERS

     The fiscal year of each Fund ends on May 31. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

DECLARATION OF TRUST

     Equity Trust, SmallCap Opportunities Fund, Growth Opportunities Fund, and Mayflower Trust are organized as Massachusetts business trusts. The Declaration of Trust of each of these Funds provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

                              FINANCIAL STATEMENTS

     The financial statements from the Funds' May 31, 2001 Annual Reports are incorporated herein by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting Pilgrim Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS


     (a) (1) Declaration of Trust - previously filed as an Exhibit to the Registrant's initial Form N-1A Registration Statement on June 15, 1998 and incorporated herein by reference.
          (2) Establishment and Designation of Additional Series and Classes of Shares of Beneficial Interest, Par Value $0.01 per share, dated May 9, 2001 - previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A on July 3, 2001 and incorporated herein by reference.
          (3) Certificate of Amendment of Declaration of Trust - previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A on July 3, 2001 and incorporated herein by reference.
          (4) Establishment and Designation of Additional Series and Classes of Shares of Beneficial Interest, Par Value $0.01 per share - filed herewith.

     (b) (1) Bylaws - previously filed as an Exhibit to the Registrant's initial Form N-1A Registration Statement on June 15, 1998 and incorporated herein by reference.
          (2) Form of Amendment to bylaws - previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A on March 1, 2001 and incorporated herein by reference.

     (c)  Not Applicable.

     (d) (1) Form of Investment Management Agreement between Pilgrim Equity Trust and Pilgrim Investments, Inc. - previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A on March 1, 2001 and incorporated herein by reference.
          (2) Form of Amended Investment Management Agreement between Pilgrim Equity Trust and ING Pilgrim Investments, LLC - previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A on July 3, 2001 and incorporated herein by reference.
          (3) Form of Amended and Restated Investment Management Agreement between Pilgrim Equity Trust and (3) ING Pilgrim Investments, LLC
               - To be filed in a subsequent post-effective amendment.
          (4) Form of Sub-Advisory Agreement between ING Pilgrim Investments, LLC and Aeltus Investment Management, Inc. - previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A on July 3, 2001 and incorporated herein by reference.
          (5) Form of Sub-Advisory Agreement between ING Pilgrim Investments, LLC and AW Advisors, LLC - To be filed in a subsequent post-effective amendment.

     (e) (1) Form of Underwriting Agreement between Registrant and Pilgrim Securities, Inc. - previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A on March 1, 2001 and incorporated herein by reference.

          (2) Form of Amended and Restated Underwriting Agreement between Pilgrim Equity Trust and ING Pilgrim Securities, Inc. - To be filed in a subsequent post-effective amendment.

     (f)  Not Applicable.

     (g) (1) Form of Custodian Agreement - previously filed as an Exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A on July 28, 1998 and incorporated herein by reference.
          (2) Form of Custody Agreement between Pilgrim Equity Trust and State Street Bank and Trust Company - previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A on July 3, 2001 and incorporated herein by reference.
          (3) Form of Custody Agreement between Pilgrim Equity Trust and State Street Bank and Trust Company - To be filed in a subsequent post-effective amendment.
          (4) Form of Custodian Service and Monitoring Agreement between Pilgrim Equity Trust, MBIA Insurance Corporation and State Street Bank and Trust Company - previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A on July 3, 2001 and incorporated herein by reference.

     (h) (1) Other Material Contracts - previously filed as an Exhibit to the Registrant's initial Form N-1A Registration Statement on June 15, 1998 and incorporated herein by reference.
          (2) Other Material Contracts - previously filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A on July 28, 1998 and incorporated herein by reference.
          (3) Form of Transfer Agency Agreement between Pilgrim Equity Trust and DST Systems, Inc. - To be filed in a subsequent post-effective amendment.
          (4) Form of Amended and Restated Administrative Services Agreement between Pilgrim Equity Trust and ING Pilgrim Group, LLC - To be filed in a subsequent post-effective amendment.
          (5) Form of Financial Guaranty Agreement between MBIA Insurance Corporation, ING Pilgrim Investments, LLC, Aeltus Investment Management, Inc. and Pilgrim Equity Trust - previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A on July 3, 2001 and incorporated herein by reference.
          (6) Form of Expense Limitation Agreement between ING Pilgrim Investments, LLC, Aeltus Investment Management, Inc. and Pilgrim Equity Trust - previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A on July 3, 2001 and incorporated herein by reference.
          (7) Form of Expense Limitation Agreement among ING Pilgrim Investments, LLC, AW Advisors, LLC and Pilgrim Equity Trust - To be filed in a subsequent post-effective amendment.
          (8) Form of Selling Group Agreement - previously filed as an Exhibit to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A on April 30, 2001 and incorporated herein by reference.
          (9) Form of Financial Institution Selling Group Agreement - previously filed as an Exhibit to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A on April 30, 2001 and incorporated herein by reference.

     (i) (1) Legal Opinion - previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A on July 3, 2001 and incorporated herein by reference.
          (2) Legal Opinion - previously filed as an Exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A on August 14, 1998 and incorporated herein by reference.
          (3) Legal Opinion - To be filed in a subsequent post-effective amendment.

     (j) (1) Consent of KPMG LLP - To be filed in a subsequent post-effective amendment.

     (k)  Not Applicable.

     (l)  Not Applicable.

     (m)  (1)  Form  of  12b-1  Plan  -  previously   filed  as  an  Exhibit  to
               Post-Effective  Amendment  No.  4  to  Registrant's  Registration
               Statement on Form N-1A on January 4, 2000 and incorporated herein by reference.
          (2)  Form of  Amended  and  Restated  12b-1  Plan - To be  filed  in a subsequent post-effective amendment.

     (n)  Not Applicable

     (o) (1) Form of Rule 18f-3 Plan - previously filed as an Exhibit to Pre-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A on January 4, 2000 and incorporated herein by reference.
          (2) Form of Amended and Restated Rule 18f-3 Plan - To be filed in a subsequent post-effective amendment.

     (p) (1) Pilgrim Group Funds Code of Ethics - previously filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A on April 28, 2000 and incorporated herein by reference.
          (2) Aeltus Code of Ethics - previously filed as an Exhibit to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A on April 18, 2001 and incorporated herein by reference.
          (3) AW Advisors, LLC Code of Ethics - To be filed in a subsequent post-effective amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     There are no persons controlled by or under common control with Registrant.


ITEM 25. INDEMNIFICATION

     Section 4.3 of Registrant's Declaration of Trust provides the following:

     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

         (i) every person who is, or has been, a Trustee or Officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or Officer and against amounts paid or incurred by him in the settlement thereof; and

         (ii) the word "claim", "action", "suit" or "proceeding" shall apply to all claims, actions or suits or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Trustee or Officer:

         (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought or that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

         (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of the Trust; or

         (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b)
                (ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

               (A) by the court or other body approving the settlement or other disposition; or

               (B) based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

         (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

         (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this  Section 4.3, a  "Disinterested  Trustee" is one who is not
(i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF ADVISER

     Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITER

     (a) ING Pilgrim Securities, Inc. is the principal underwriter for the Registrant and for Pilgrim Mutual Funds, Pilgrim Advisory Funds, Inc.; Pilgrim Investment Funds, Inc.; Pilgrim Financial Services Fund, Inc.; Pilgrim Prime Rate Trust; Pilgrim SmallCap Opportunities Fund; Pilgrim Growth Opportunities Fund; Pilgrim Mayflower Trust; Pilgrim GNMA Income Fund, Inc.; Pilgrim Precious Metals Fund, Inc.; Pilgrim Growth and Income Fund, Inc.; Pilgrim International Fund, Inc.; Pilgrim Russia Fund, Inc.; Pilgrim Funds Trust; Pilgrim Senior Income Fund; and Lexington Money Market Trust.

     (b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference thereto.

     (c) Not applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act") and the rules promulgated thereunder are maintained at the offices of (a) the Registrant, (b) ING Pilgrim Investments, LLC, (c) ING Pilgrim Securities, Inc.,
(d) the Portfolio Managers, (e) Sub-Advisers, (f) the Custodian and (g) the Transfer Agent. The address of each is as follows:

     (a)  Pilgrim Equity Trust
          7337 East Doubletree Ranch Rd.
          Scottsdale, Arizona 85258

     (b)  ING Pilgrim Investments, LLC
          7337 East Doubletree Ranch Rd.
          Scottsdale, Arizona 85258

     (c)  ING Pilgrim Securities, Inc.
          7337 East Doubletree Ranch Rd.
          Scottsdale, Arizona 85258

     (d)  ING Pilgrim Investments, LLC
          7337 East Doubletree Ranch Rd.
          Scottsdale, Arizona  85258

     (e)  Aeltus Investment Management, Inc.
          10 State House Square
          Hartford, CT 06103-3602

          AW Advisors, LLC
          452 5th Ave., 29th Floor
          New York, NY 10018

     (f)  State Street Bank and Trust Company
          225 Franklin Street
          Boston, MA 02110

     (g)  DST Systems, Inc.
          P.O. Box 419368
          Kansas City, Missouri  64141

ITEM 29. MANAGEMENT SERVICES

     Not Applicable.

ITEM 30. UNDERTAKINGS

     (a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Trust's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

     (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 30th day of August, 2001.

                                        PILGRIM EQUITY TRUST


                                        By: /s/ Kimberly A. Anderson
                                            ------------------------------------
                                            Kimberly A. Anderson,
                                            Vice President and Secretary

     Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     SIGNATURE                         TITLE                          DATE
     ---------                         -----                          ----

                                Trustee and Chairman             August 30, 2001
-------------------------
John G. Turner*

                                President and Chief              August 30, 2001
-------------------------       Executive Officer
James M. Hennessy*

                                Trustee                          August 30, 2001
-------------------------
Paul S. Doherty*

                                Trustee                          August 30, 2001
-------------------------
Alan L. Gosule*

                                Trustee                          August 30, 2001
-------------------------
Walter H. May, Jr.*

                                Trustee                          August 30, 2001
-------------------------
Thomas J. McInerney*

                                Trustee                          August 30, 2001
-------------------------
Jock Patton*

                                Trustee                          August 30, 2001
-------------------------
David W.C. Putnam*

                                Trustee                          August 30, 2001
-------------------------
Blaine E. Rieke*

     SIGNATURE                         TITLE                          DATE
     ---------                         -----                          ----


                                Trustee                          August 30, 2001
-------------------------
Richard A. Wedemeyer*


                                Senior Vice President and        August 30, 2001
-------------------------       Principal Financial Officer
Michael J. Roland*


* By: /s/ Kimberly A. Anderson
      ----------------------------
      Kimberly A. Anderson,
      Vice President and Secretary
      Attorney-in-Fact**

**   Powers of  Attorney  for the  Trustees,  James M.  Hennessy  and Michael J.
     Roland were filed as part of Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A as filed on March 1, 2001 and are incorporated herein by reference.

                                  EXHIBIT INDEX

EXHIBIT NUMBER                NAME OF EXHIBIT
--------------                ---------------
    (a)(4) Establishment and Designation of Additional Series and Classes of Shares of Beneficial Interest, Par Value $0.01 per share.